UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-2183

Babson Capital Corporate Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis, Vice President and Secretary
1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2012

Babson Capital
CORPORATE INVESTORS
2012 Annual Report

BABSON CAPITAL CORPORATE INVESTORS
c/o Babson Capital Management LLC
1500 Main Street
P.O. Box 15189
Springfield, Massachusetts 01115-5189
(413) 226-1516
http://www.BabsonCapital.com/mci

ADVISER
Babson Capital Management LLC
1500 Main Street, P.O. Box 15189
Springfield, Massachusetts 01115-5189

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Boston, Massachusetts 02110

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02111

CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110

TRANSFER AGENT & REGISTRAR
DST Systems, Inc.
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD

The Trustees of Babson Capital Corporate Investors (the "Trust") have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital Management LLC ("Babson Capital"). A description of Babson Capital's proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust's website at http://www.BabsonCapital.com/mci; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2012 is available (1) on the Trust's web-site at http://www.BabsonCapital.com/mci; and (2) on the SEC's website at http://www.sec.gov.

FORM N-Q

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC's website at http://www.sec.gov; and (ii) at the SEC's Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust's website at http://www.BabsonCapital.com/mci or upon request by calling, toll-free, 1-866-399-1516.

OFFICERS OF THE TRUST

Clifford M. Noreen
Chairman

Michael L. Klofas
President

Michael P. Hermsen
Vice President

Richard E. Spencer, II
Vice President

Sean Feeley
Vice President

James M. Roy
Vice President & Chief Financial Officer

Christopher A. DeFrancis
Vice President & Secretary

BABSON CAPITAL CORPORATE INVESTORS

Babson Capital Corporate Investors is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange.

INVESTMENT OBJECTIVE & POLICY

Babson Capital Corporate Investors (the “Trust”) is a closed-end investment company, first offered to the public in 1971, whose shares are traded on the New York Stock Exchange under the trading symbol “MCI”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal.

Babson Capital Management LLC (“Babson Capital”) manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times a year in January, May, August, and November. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase Plan.

In this report you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on April 19, 2013 at 1:00 P.M. in Springfield, Massachusetts.

Babson Capital Corporate Investors

PORTFOLIO COMPOSITION AS OF 12/31/12*

Public High Yield Debt 10.1%
Cash & Short Term Investments 4.3%
Public Equity 0.2%
Private / Restricted Equity 15.8%
Private / 144A High Yield Debt 69.6%

* Based on value of total investments (including cash)

TOTAL ANNUAL PORTFOLIO RETURN (AS OF 12/31 EACH YEAR)*

%
80
60
40
20
0
-20
-40
22.61
47.25
28.97
22.76
18.33
11.13
20.04
4.55
2.74
18.06
18.37
11.85
8.72
-1.57
1.87
-10.34
-33.79
-26.16
12.64
27.17
58.21
19.81
26.86
15.13
12.00
-4.17
4.98
17.07
16.35
15.81
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Babson Capital Corporate Investors
Russell 2000 Index
Barclays Capital U.S. Corporate High Yield Index

*
Data for Babson Capital Corporate Investors (the “Trust”) represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions. These returns differ from the total investment return based on market value of the Trust’s shares due to the difference between the Trust’s net asset value and the market value of its shares outstanding  (see page 12 for total investment return based on market value). Past performance is no guarantee of future results.

2012 Annual Report

TO OUR SHAREHOLDERS

I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2012.

PORTFOLIO PERFORMANCE

The Trust’s net total portfolio rate of return for 2012 was 17.1%, as measured by the change in net asset value and assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $257,378,392, or $13.38 per share, as of December 31, 2012.  This compares to $241,943,534, or $12.69 per share, as of December 31, 2011. The Trust paid a quarterly dividend of $0.30 per share for each of the four quarters of 2012.  In addition, the Trust declared a special year-end dividend of $0.10 per share, paid in January 2013 to shareholders of record on December 31, 2012, bringing total dividends for the year to $1.30 per share. In 2011, the Trust also paid four quarterly dividends of $0.30 per share, and declared a special year-end dividend of $0.15 per share, for a total annual dividend of $1.35 per share. Net investment income for the year was $1.28 per share, including approximately $0.06 per share of non-recurring income. Net investment income for 2012 was down $0.01 per share from 2011 net investment income of $1.29 per share, which also included approximately $0.12 per share of non-recurring income.

After increasing 17.7% in 2011 and 21.8% in 2010, the Trust’s stock price declined from $17.99 as of December 31, 2011 to $15.28 as of December 31, 2012, or 15.1%. Since year-end, the stock price has recovered nicely. The Trust’s stock price of $15.28 as of December 31, 2012 equates to a 14.2% premium over the December 31, 2012 net asset value per share of $13.38.  The Trust’s average quarter-end premium for the 3, 5, 10 and 25-year periods was 16.3%, 9.7%, 13.9% and 13.3%, respectively.

The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Barclays Capital U.S. Corporate High Yield Index and the Russell 2000 Index for the 1, 3, 5, 10 and 25 years ended December 31, 2012 are provided for comparison purposes only.

	The Trust	Barclays Capital U.S. Corporate High Yield Index	Russell 2000 Index
1 Year	17.07%	15.81%	16.35%
3 Years	16.25%	11.86%	12.25%
5 Years	9.67%	10.34%	3.56%
10 Years	13.91%	10.62%	9.72%
25 Years	13.34%	8.90%	9.74%

Past performance is no guarantee of future results.

Babson Capital Corporate Investors

PORTFOLIO ACTIVITY

New investment activity for the Trust was strong in 2012, particularly in the fourth quarter when the Trust completed 11 new private placement investments and one add-on investment. For the full year 2012, the Trust closed 21 new private placement investments and 11 add-on investments in nine existing portfolio companies. Total private placement investments purchased in 2012 were $59,591,043. This amount represents a 62.8% increase from the $36,603,116 of new private placement investments completed by the Trust in 2011.  We were certainly pleased with the quantity of new investment activity in 2012, but, more importantly, we were very pleased by the overall quality of these new investments. Leverage multiples were reasonable during the year and pricing and return expectations on new investments were at an acceptable level in 2012.  All in all, market conditions in the private mezzanine investment arena in 2012 were favorable for new investment activity.

New private placement investments completed during 2012 were 1492 Acquisition LLC; ABC Industries, Inc.; Advanced Manufacturing Enterprises; AMS Holding LLC; Baby Jogger Holdings LLC; BP SCI LLC; Blue Wave Products, Inc.; Church Services Holding Company; DPL Holding Corporation; ELT Holding Company; GD Dental Services LLC; Healthcare Direct Holding Company; HGGC  Citadel Plastics Holdings; HVAC Holdings, Inc.; JMH Investors LLC; MNX Holding Company; Petroplex Inv Holdings LLC; RM Holding Company; Rose City Holding Co.; Safety Infrastructure Solutions and Stag Parkway Holding Co. In addition, the Trust added to existing private placement investments in CHG Alternative Education Holding Company; Church Services Holding Company; DPC Holdings LLC; DPL Holding Corporation; FCX Holding Corporation; FGI Equity LLC; LPC Holding Company; LTS Scale and Merex Holding Corporation.  A brief description of these investments can be found in the Consolidated Schedule of Investments.

The condition of the Trust’s existing portfolio continued to strengthen in 2012. Sales and earnings for the Trust’s portfolio as a whole continued their upward momentum – we now have seen 34 consecutive months of increases in the average sales and EBITDA of our portfolio companies since hitting trough levels in late 2009. Credit upgrades in the portfolio this year once again far outnumbered credit downgrades, while the number of companies on our watch list and in default is at the lowest level we have seen over the last five years.

We had 19 companies exit from the Trust’s portfolio during 2012.  In 17 of these exits, the Trust realized a significant positive return on its investment. These investments were ASAP Industries LLC; Aero Holdings, Inc.; Associated Diversified Services; Barcodes Group, Inc.; Coeur, Inc.; FCX Holding Corporation; FH Equity LLC, Milwaukee Gear Company; Nyloncraft, Inc.; Oak River Technology, Inc.; Power Services Holding Company; REI Delaware Holdings, Inc.; Royal Baths Manufacturing Company; Savage Sports Holding, Inc.; Stanton Carpet Holding Company; THI Acquisition, Inc. and Xaloy Superior Holdings,  Inc. Two long-standing troubled investments, KWPI Holdings Corporation and Pacific Consolidated  Holdings LLC, were also realized in 2012 at recovery levels consistent  with their carrying values. In addition, we had a number of companies who took advantage of lower interest rate and improved operating performance to refinance and prepay their debt obligations to the Trust.

OUTLOOK 2013

Though the mergers and acquisitions market has taken a bit of a breather in early 2013, we expect that deal flow will pick up and be at robust  levels during  the rest of 2013. This should lead to a healthy level of investment opportunities for the Trust. We also have a significant number of portfolio companies that are in various stages of a sale process, and we expect that realization activity will remain strong in 2013.  Strong realization and refinancing activity is a double-edged sword, however, as the resulting loss of income-producing investments could adversely impact the Trust’s ability to sustain its dividend level. We have been fortunate that our new investment activity in recent years has been strong and has had a positive impact on net investment income. We will need to maintain a robust level of new investment activity in the face of expected high levels of realization and refinancing activity.

2012 Annual Report

The Trust performed well in 2012.  Despite the unsettled global economic conditions and other challenges, we are optimistic about the Trust’s performance as we proceed through 2013.  Rest assured that regardless of the economic and market environment, the Trust will continue to employ the investment philosophy that has served it well since its inception: investing in companies which we believe have a strong business proposition,  solid cash flow and experienced, ethical management. This philosophy, along with Babson Capital’s seasoned investment-management  team, positions the Trust well to meet its investment objectives and policies.  As always, I would like to thank you for your continued interest in and support of Babson Capital Corporate Investors. I look forward to seeing you at the Trust’s annual shareholder meeting in Springfield on April 19, 2013.

Lastly, on behalf of the Trust’s shareholders, the members of the Board of Trustees, and the officers of the Trust, I would like to thank Martin T. Hart for his over 21 years of dedicated service to the Trust as a Trustee. Martin was elected as a Trustee in April 1991 and the December 2012 meeting of the Trustees was his last meeting as a Trustee. He has provided the Trust with unique and invaluable insight and guidance throughout his tenure as a Trustee. We will miss him and his contributions to the Trust.

Sincerely,

Michael L. Klofas
President

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date in which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment  advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2012 Dividends	Record Date	Net Investment Income	Short-Term Gains	Tax Effect	Long-Term Gains
Regular	5/7/2012	0.3000	-		-
	7/30/2012	0.3000	-		-
	10/29/2012	0.3000	-		-
	12/31/2012	0.3000	-		-
Special	12/31/2012	0.0548	0.0452		-
		$1.2548	$0.0452	$1.3000	0.0000

The following table summarizes the tax effects of the relation of capital gains for 2012:

	Amount Per Share	Form 2439

2012 Gains Retained	0.2946	Line 1a
Long-Term Gains Retained	0.2946
Taxes Paid	0.1031	Line 2 *
Basis Adjustment	0.1951	**

*	If you are not subject to federal capital gains tax (e.g. charitable organizations, IRAs and Keogh Plans) you may be able to claim a refund by filing Form 990-T.
**	For federal income tax purposes, you may increase the adjusted cost basis of your shares by this amount (the excess of Line 1a over Line 2).

Annual dividend	Qualified for dividend Received deduction***		Qualified dividends****		Interest earned on U.S. Gov’t. Obligations
Amount		Amount		Amount		Amount
Per share	Percent	Per share	Percent	Per share	Percent	Per share
$1.30	5.7965%	0.0752	5.4016%	0.0700	0%	0.0000

***	Not available to individual shareholders
****	Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2012

BABSON CAPITAL CORPORATE INVESTORS

Financial Report

Consolidated Statement of Assets and Liabilities	7
Consolidated Statement of Operations	8
Consolidated Statement of Cash Flows	9
Consolidated Statements of Changes in Net Assets	10
Consolidated Selected Financial Highlights	11
Consolidated Schedule of Investments	12-41
Notes to Consolidated Financial Statements	42-47
Report of Independent Registered Public Accounting Firm	48
Interested Trustees	49-50
Independent Trustees	51-53
Officers of the Trust	54-55

2012 Annual Report

CONSOLIDATED STATEMENT  OF ASSETS AND LIABILITIES
December 31, 2012

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $250,126,435)	$238,733,578
Corporate restricted securities at market value
(Cost - $14,304,769)	15,078,023
Corporate public securities at market value
(Cost - $29,100,009)	30,481,207
Short-term securities at amortized cost	7,999,253
Total investments (Cost - $301,530,466)	292,292,061
Cash	4,844,982
Interest receivable	2,142,228
Receivable for investments sold	122,631
Other assets	383

Total assets	299,402,285

Liabilities:
Note payable	30,000,000
Dividend payable	7,695,869
Tax Payable	2,236,800
Deferred tax liability	902,040
Investment advisory fee payable	804,307
Interest payable	202,400
Accrued expenses	182,477

Total liabilities	42,023,893

Total net assets	$257,378,392

Net Assets:
Common shares, par value $1.00 per share	$19,239,673
Additional paid-in capital	110,609,613
Retained net realized gain on investments, prior years	128,487,422
Undistributed net investment income	3,358,678
Accumulated net realized gain on investments	5,823,451
Net unrealized depreciation of investments	(10,140,445)

Total net assets	$257,378,392

Common shares issued and outstanding (23,833,207 authorized)	19,239,673

Net asset value per share	$13.38

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

COSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2012

Investment Income:
Interest	$28,582,661
Dividends	1,418,878
Other	251,859

Total investment income	30,253,398

Expenses:
Investment advisory fees	3,170,852
Interest	1,584,295
Trustees’ fees and expenses	470,000
Professional fees	222,041
Reports to shareholders	102,000
Custodian fees	33,600
Other	160,493

Total expenses	5,743,281

Investment income - net	24,510,117

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	7,499,793
Income tax expense	(2,210,872)
Net realized gain on investments after taxes	5,288,921
Net change in unrealized depreciation of investments before taxes	7,812,730
Net change in deferred income tax expense	91,695
Net change in unrealized depreciation of investments after taxes	7,904,425

Net gain on investments	13,193,346

Net increase in net assets resulting from operations	$37,703,463

See Notes to Consolidated Financial Statements

2012 Annual Report

CONSOLIDATED STATEMENT OF CASH FLOWS
For the year ended December 31, 2012

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(3,714,856)
Purchases of portfolio securities	(92,532,358)
Proceeds from disposition of portfolio securities	96,964,721
Interest, dividends and other income received	26,188,056
Interest expense paid	(1,584,000)
Operating expenses paid	(4,149,013)
Income taxes paid	25,928

Net cash provided by operating activities	21,198,478

Cash flows from financing activities:
Cash dividends paid from net investment income and realized short-term gains	(25,830,862)
Receipts for shares issued on reinvestment of dividends	2,676,531

Net cash used for financing activities	(23,154,331)

Net decrease in cash	(1,955,853)
Cash - beginning of year	6,800,835

Cash - end of year	$4,844,982

Reconciliation of net increase in net assets to net
cash provided by operating activities:

Net increase in net assets resulting from operations	$37,703,463
Increase in investments	(19,243,845)
Decrease in interest receivable	531,608
Increase in receivable for investments sold	(122,631)
Decrease in other assets	174,510
Increase in tax payable	2,236,800
Decrease in deferred tax liability	(91,695)
Increase in investment advisory fee payable	48,233
Increase in interest payable	295
Decrease in accrued expenses	(38,260)

Total adjustments to net assets from operations	(16,504,985)

Net cash provided by operating activities	$21,198,478

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

	2012	2011
Increase in net assets:

Operations:
Investment income - net	$24,510,117	$24,417,226
Net realized gain on investments after taxes	5,288,921	848,378
Net change in unrealized depreciation of investments after taxes	7,904,425	2,341,410
Net increase in net assets resulting from operations	37,703,463	27,607,014

Increase from common shares issued on reinvestment of dividends
Common shares issued (2012 - 169,463; 2011 - 156,934)	2,676,531	2,426,607

Dividends to shareholders from:
Net investment income (2012 - $1.25 per share; 2011 - $1.34 per share)	(24,075,541)	(25,488,812)
Net realized gains (2012 - $0.05 per share; 2011 - $0.01 per share)	(869,595)	(186,150)
Total increase in net assets	15,434,858	4,358,659

Net assets, beginning of year	241,943,534	237,584,875

Net assets, end of year (including undistributed net investment
income of $3,358,678 and $2,871,012 respectively)	$257,378,392	$241,943,534

See Notes to Consolidated Financial Statements

2012 Annual Report

COSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2012	2011 (a)	2010 (a)	2009 (a)	2008 (a)
Net asset value:
Beginning of year	$12.69	$12.56	$11.45	$11.17	$13.60
Net investment income (b)	1.28	1.29	1.13	1.03	1.16
Net realized and unrealized
gain (loss) on investments	0.69	0.17	1.06	0.33	(2.51)
Total from investment operations	1.97	1.46	2.19	1.36	(1.35)
Dividends from net investment
income to common shareholders	(1.25)	(1.34)	(1.08)	(1.08)	(1.08)
Dividends from net realized gain
on investments to common shareholders	(0.05)	(0.01)	-	-	-
Increase from dividends reinvested	0.02	0.02	0.00 (c)	0.00 (c)	0.00 (c)
Total dividends	(1.28)	(1.33)	(1.08)	(1.08)	(1.08)
Net asset value: End of year	$13.38	$12.69	$12.56	$11.45	$11.17
Per share market value:
End of year	$15.28	$17.99	$15.28	$12.55	$9.63
Total investment return
Net asset value (d)	17.07%	12.00%	19.81%	12.64%	(10.34%)
Market value (d)	(7.11%)	27.92%	31.73%	39.89%	(30.44%)
Net assets (in millions):
End of year	$257.38	$241.94	$237.58	$214.44	$208.14
Ratio of operating expenses
to average net assets	1.66%	1.62%	1.60%	1.58%	1.49%
Ratio of interest expense
to average net assets	0.63%	0.64%	0.70%	0.75%	0.67%
Ratio of income tax expense
to average net assets (e)	0.88%	0.16%	0.27%	0.00%	0.00%
Ratio of total expenses to
average net assets	3.17%	2.42%	2.57%	2.33%	2.16%
Ratio of net investment income
to average net assets	9.78%	9.91%	9.46%	9.06%	9.01%
Portfolio turnover	34%	21%	39%	23%	32%

(a)	Per share amounts were adjusted to reflect a 2:1 stock split effective February 18, 2011.
(b)	Calculated using average shares.
(c)	Rounds to less than $0.01 per share.
(d)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(e)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to the shareholders.

Senior borrowings:
Total principal amount (in millions)	$30	$30	$30	$30	$30
Asset coverage per $1,000
of indebtedness	$9,579	$9,065	$8,919	$8,148	$7,938

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2012

Corporate Restricted Securities - 98.62%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 92.76%

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 2019	$2,738,334	10/17/12	$2,684,753	$2,725,304
Limited Liability Company Unit Class A Common (B)	27,273 uts.	10/17/12	27,273	25,909
Limited Liability Company Unit Class A Preferred (B)	245 uts.	10/17/12	245,450	233,177
			2,957,476	2,984,390
A E Company, Inc.
A designer and manufacturer of machined parts and assembly structures for the commercial and military aerospace industries.
Common Stock (B)	323,077 shs.	11/10/09	323,077	321,817
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	161,538 shs.	11/10/09	119,991	160,908
			443,068	482,725
A H C Holding Company, Inc.
A designer and manufacturer of boilers and water heaters for the commercial sector.
15% Senior Subordinated Note due 2015	$2,715,047	11/21/07	2,689,083	2,715,047
Limited Partnership Interest (B)	23.16% int.	11/21/07	224,795	275,017
			2,913,878	2,990,064
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
Limited Liability Company Unit Class A (B)	4,128 uts.	*	147,972	462,207
Limited Liability Company Unit Class B (B)	2,793 uts.	10/09/09	100,114	312,729
* 10/09/09 and 10/27/10.			248,086	774,936

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 2014 (D)	$735,000	05/15/08	724,402	661,500
13% Senior Subordinated Note due 2015 (D)	$735,000	05/15/08	673,096	-
Common Stock (B)	105,000 shs.	05/15/08	105,000	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	36,923 shs.	05/15/08	62,395	-
			1,564,893	661,500

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 2019	$1,200,000	08/01/12	$1,078,495	$1,205,269
Preferred Stock Series A (B)	300,000 shs.	08/01/12	300,000	236,505
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	53,794 shs.	08/01/12	101,870	-
			1,480,365	1,441,774
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	64 uts.	11/09/12	-	-

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
14% Senior Subordinated Note due 2018	$2,726,556	12/07/12	2,686,012	2,723,299
Limited Liability Company Unit (B)	2,769 uts.	12/07/12	276,923	263,077
			2,962,935	2,986,376
Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	796 shs.	12/27/07	393,754	1,292,827
Convertible Preferred Stock Series B (B)	52 shs.	01/04/11	40,800	85,285
			434,554	1,378,112
All Current Holding Company
A specialty re-seller of essential electrical parts and components primarily serving wholesale distributors.
12% Senior Subordinated Note due 2015	$1,140,317	09/26/08	1,086,950	1,140,317
Common Stock (B)	1,347 shs.	09/26/08	134,683	197,762
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	958 shs.	09/26/08	87,993	140,651
			1,309,626	1,478,730
American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 2013	$3,187,495	*	3,153,571	3,187,495
Preferred Class A Unit (B)	3,223 uts.	**	322,300	647,934
Preferred Class B Unit (B)	1,526 uts.	06/09/08	152,626	169,112
Common Class B Unit (B)	30,420 uts.	01/22/04	1	-
Common Class D Unit (B)	6,980 uts.	09/12/06	1	-
* 01/22/04 and 06/09/08.			3,628,499	4,004,541
** 01/22/04 and 09/12/06.

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount, Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
14.25% Senior Subordinated Note due 2019	$2,741,932	10/04/12	$2,688,505	$2,743,110
Limited Liability Company Unit Class A Preferred (B)	273 uts.	10/04/12	272,727	259,094
			2,961,232	3,002,204

Apex Analytix Holding Corporation
A provider of audit recovery and fraud detection services and software to commercial and retail businesses in the U.S. and Europe.
12.5% Senior Subordinated Note due 2017	$1,912,500	04/28/09	1,740,615	1,912,500
Preferred Stock Series B (B)	3,065 shs.	04/28/09	306,507	204,429
Common Stock (B)	1,366 shs.	04/28/09	1,366	91,112
			2,048,488	2,208,041
Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
14.75% Senior Subordinated Note due 2018	$2,314,095	12/21/11	2,260,710	2,383,518
Limited Liability Company Unit Class B (B)	85 uts.	12/21/11	85,250	118,556
Limited Liability Company Unit Class C (B)	665 uts.	12/21/11	664,750	924,458
			3,010,710	3,426,532
Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
8% Senior Subordinated Note due 2014 (D)	$1,439,339	05/18/05	1,299,888	1,439,339
Preferred Stock (B)	63 shs.	10/16/09	62,756	-
Common Stock (B)	497 shs.	05/18/05	497,340	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	130 shs.	05/18/05	112,128	-
			1,972,112	1,439,339
Baby Jogger Holdings LLC
A designer and marketer of premium baby strollers and stroller accessories.
14% Senior Subordinated Note due 2019	$2,812,571	04/20/12	2,760,780	2,896,949
Common Stock (B)	2,261 shs.	04/20/12	226,132	324,554
			2,986,912	3,221,503
Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 2018	$714,893	10/12/12	700,987	711,719
13% Senior Subordinated Note due 2019	$716,482	10/12/12	664,587	712,853
Common Stock (B)	114,894 shs.	10/12/12	114,894	109,149
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	45,486 shs.	10/12/12	45,486	455
			1,525,954	1,534,176

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
14% Senior Subordinated Note due 2018	$2,510,556	10/17/12	$2,461,673	$2,499,744
Limited Liability Company Unit Class A (B)	1,000 uts.	10/17/12	100,000	95,000
Limited Liability Company Unit Class B (B)	400 uts.	10/17/12	400,000	380,000
			2,961,673	2,974,744
Bravo Sports Holding Corporation
A designer and marketer of niche branded consumer products including canopies, trampolines, in-line skates, skateboards, and urethane wheels.
12.5% Senior Subordinated Note due 2014	$2,281,593	06/30/06	2,243,448	1,140,796
Preferred Stock Class A (B)	879 shs.	06/30/06	268,121	37,586
Common Stock (B)	1 sh.	06/30/06	286	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	309 shs.	06/30/06	92,102	13,209
			2,603,957	1,191,591
C D N T, Inc.
A value-added converter and distributor of specialty pressure sensitive adhesives, foams, films, and foils.
10.5% Senior Secured Term Note due 2014	$281,577	08/07/08	279,730	281,577
12.5% Senior Subordinated Note due 2015	$750,872	08/07/08	715,299	750,872
Common Stock (B)	73,256 shs.	08/07/08	73,256	112,939
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	57,600 shs.	08/07/08	57,689	88,802
			1,125,974	1,234,190
Capital Specialty Plastics, Inc.
A producer of desiccant strips used for packaging pharmaceutical products.
Common Stock (B)	109 shs.	*	503	1,031,767
*12/30/97 and 05/29/99.

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 2018	$2,201,741	01/19/11	2,096,849	2,267,793
14% Senior Subordinated Note due 2019	$567,197	08/03/12	556,356	577,713
Common Stock (B)	1,125 shs.	01/19/11	112,500	114,946
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	884 shs.	01/19/11	87,750	90,354
			2,853,455	3,050,806

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 2018	$1,218,359	03/26/12	$1,180,807	$1,254,910
Common Stock (B)	3,981 shs.	*	398,100	453,249
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	172 shs.	03/26/12	17,220	19,583
*03/26/12, 05/25/12 and 06/19/12.			1,596,127	1,727,742

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	277 shs.	12/02/08	276,900	476,576

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
10% Senior Subordinated Note due 2014 (D)	$1,456,429	01/12/07	1,358,675	1,399,072
Limited Liability Company Unit Class A (B)	156,046 uts.	01/12/07	156,046	61,739
Limited Liability Company Unit Class C (B)	112,873 uts.	01/12/07	112,873	44,658
Limited Liability Company Unit Class D (B)	1,268,437 uts.	05/03/10	-	501,853
Limited Liability Company Unit Class E (B)	2,081 uts.	05/03/10	-	823
			1,627,594	2,008,145
Connor Sport Court International, Inc.
A designer and manufacturer of outdoor and indoor synthetic sports flooring and other temporary flooring products.
Preferred Stock Series B-2 (B)	17,152 shs.	07/05/07	700,392	1,715,247
Preferred Stock Series C (B)	7,080 shs.	07/05/07	236,503	707,977
Common Stock (B)	718 shs.	07/05/07	7	382
Limited Partnership Interest (B)	12.64% int.	*	189,586	-
*08/12/04 and 01/14/05.			1,126,488	2,423,606

CorePharma LLC
A manufacturer of oral dose generic pharmaceuticals targeted at niche applications.
Warrant, exercisable until 2013, to purchase
common stock at $.001 per share (B)	20 shs.	08/04/05	137,166	841,947

Crane Rental Corporation
A crane rental company since 1960, headquartered in Florida.
13% Senior Subordinated Note due 2015	$2,295,000	08/21/08	2,173,703	2,281,927
Common Stock (B)	255,000 shs.	08/21/08	255,000	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	136,070 shs.	08/21/08	194,826	-
			2,623,529	2,281,927

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
12.5% Senior Subordinated Note due 2016	$1,937,020	10/27/09	$1,764,025	$1,937,020
Preferred Stock PIK (B)	296 shs.	10/27/09	295,550	320,622
Preferred Stock Series A (B)	216 shs.	10/27/09	197,152	234,258
Common Stock (B)	72 shs.	10/27/09	72,238	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	53 shs.	10/27/09	48,608	-
			2,377,573	2,491,900
DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 2019	$3,111,065	05/04/12	3,053,031	3,235,507
Preferred Stock (B)	61 shs.	05/04/12	605,841	626,016
Common Stock (B)	61 shs.	05/04/12	67,316	67,304
			3,726,188	3,928,827
Duncan Systems, Inc.
A distributor of windshields and side glass for the recreational vehicle market.
10% Senior Secured Term Note due 2013	$135,000	11/01/06	134,679	134,045
13% Senior Subordinated Note due 2014	$855,000	11/01/06	822,185	845,782
Common Stock (B)	180,000 shs.	11/01/06	180,000	34,785
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	56,514 shs.	11/01/06	78,160	10,921
			1,215,024	1,025,533
E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
14% Senior Subordinated Note due 2015	$2,452,066	01/08/08	2,428,748	2,452,066
Common Stock (B)	660 shs.	01/08/08	329,990	369,919
			2,758,738	2,821,985
E X C Acquisition Corporation
A manufacturer of pre-filled syringes and pump systems used for intravenous drug delivery.
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	22 shs.	06/28/04	77,208	34,852

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
12.5% Senior Subordinated Note due 2018	$2,850,000	02/01/10	$2,560,901	$2,884,177
Common Stock (B)	150 shs.	02/01/10	150,000	136,467
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	358 shs.	02/01/10	321,300	325,382
			3,032,201	3,346,026
ELT Holding Company
A provider of web-based ethics and compliance training solutions for companies in the United States.
14% Senior Subordinated Note due 2019	$2,773,744	03/01/12	2,723,508	2,856,956
Common Stock (B)	122 shs.	03/01/12	272,727	304,334
			2,996,235	3,161,290
F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
16% Senior Subordinated Note due 2017	$2,691,756	09/27/10	2,655,058	2,718,673
Limited Liability Company Unit Preferred (B)	512 uts.	09/27/10	175,035	541,768
Limited Liability Company Unit (B)	512 uts.	09/27/10	51,220	286,358
			2,881,313	3,546,799
F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
14.25% Senior Subordinated Note due 2018	$672,710	02/29/12	672,915	692,891
Limited Liability Company Unit Class B-1 (B)	394,737 uts.	12/15/10	394,737	827,423
Limited Liability Company Unit Class B-2 (B)	49,488 uts.	12/15/10	49,488	103,734
Limited Liability Company Unit Class B-3 (B)	39,130 uts.	08/30/12	90,000	91,688
Limited Liability Company Unit Class C (B)	9,449 uts.	12/20/10	96,056	164,462
			1,303,196	1,880,198
Flutes, Inc.
An independent manufacturer of micro fluted corrugated sheet material for the food and consumer products packaging industries.
10% Senior Secured Term Note due 2014 (D)	$918,385	04/13/06	908,339	872,466
14% Senior Subordinated Note due 2015 (D)	$555,059	04/13/06	509,089	-
			1,417,428	872,466
G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
12.5% Senior Subordinated Note due 2017	$3,000,000	10/19/10	2,844,236	3,030,000
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	594 shs.	10/19/10	140,875	1,275,517
			2,985,111	4,305,517

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
14% Senior Subordinated Note due 2019	$2,829,249	10/05/12	$2,774,083	$2,836,604
Limited Liability Company Unit Common (B)	1,840 uts.	10/05/12	1,841	1,748
Limited Liability Company Unit Preferred (B)	182 uts.	10/05/12	182,209	173,100
			2,958,133	3,011,452
Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
16% Senior Subordinated Note due 2015 (D)	$1,912,500	11/01/07	1,772,199	-
14% PIK Note due 2015 (D)	$472,711	12/31/08	411,209	-
8% Series A Convertible Preferred Stock, convertible into
common shares (B)	287,658 shs.	11/01/07	146,658	-
			2,330,066	-
H M Holding Company
A designer, manufacturer, and importer of promotional and wood furniture.
7.5% Senior Subordinated Note due 2014 (D)	$685,100	10/15/09	512,231	68,510
Preferred Stock (B)	40 shs.	*	40,476	-
Preferred Stock Series B (B)	2,055 shs.	10/15/09	1,536,694	-
Common Stock (B)	340 shs.	02/10/06	340,000	-
Common Stock Class C (B)	560 shs.	10/15/09	-	-
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	126 shs.	02/10/06	116,875	-
* 09/18/07 and 06/27/08.			2,546,276	68,510

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 2017	$1,384,615	11/14/11	1,293,925	1,426,153
Common Stock (B)	115 shs.	11/14/11	115,385	145,910
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	83 shs.	11/14/11	76,788	104,460
			1,486,098	1,676,523
Healthcare Direct Holding Company
A direct-to-consumer marketer of discount dental plans.
14% Senior Subordinated Note due 2019	$2,129,713	03/09/12	2,091,068	2,006,407
Common Stock (B)	1,552 shs.	03/09/12	155,172	99,956
			2,246,240	2,106,363

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

HGGC Citadel Plastics Holdings
A world-leading source for thermoset and thermoplastic compounds.
14% Senior Subordinated Note due 2019	$2,743,698	02/29/12	$2,694,005	$2,797,021
Common Stock (B)	302 shs.	02/29/12	302,419	318,702
			2,996,424	3,115,723
Home Décor Holding Company
A designer, manufacturer and marketer of framed art and wall décor products.
Common Stock (B)	63 shs.	*	62,742	143,965
Warrant, exercisable until 2013, to purchase
common stock at $.02 per share (B)	200 shs.	*	199,501	457,779
* 06/30/04 and 08/19/04.			262,243	601,744

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class G (B)	215 uts.	10/14/11	-	-
Limited Liability Company Unit Class H (B)	89 uts.	10/14/11	-	-
Limited Liability Company Unit Class I (B)	89 uts.	10/14/11	-	-
			-	-
Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 2016	$2,075,581	08/19/08	1,983,294	1,980,873
14% Senior Subordinated PIK Note due 2016	$951,539	12/31/09	923,512	908,120
Common Stock (B)	474 shs.	08/19/08	474,419	49,378
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	123 shs.	08/19/08	113,773	12,762
			3,494,998	2,951,133
HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
14% Senior Subordinated Note due 2019	$2,741,515	09/27/12	2,688,191	2,747,443
Preferred Stock Series A (B)	2,705 shs.	09/27/12	270,542	266,812
Common Stock (B)	2,185 shs.	09/27/12	2,185	-
			2,960,918	3,014,255
Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
13.5% Senior Subordinated Note due 2018	$2,770,663	10/27/11	2,722,588	2,826,076
Common Stock (B)	279 shs.	10/27/11	278,561	368,659
			3,001,149	3,194,735

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	89 shs.	02/27/07	$2,689	$317,237

International Offshore Services LLC
A leading provider of marine transportation services, platform decommissioning, and salvage services to oil and gas producers in the shallow waters of the Gulf of Mexico.
14.25% Senior Subordinated Secured Note due 2017 (D)	$2,550,000	07/07/09	2,335,431	510,000
Limited Liability Company Unit (B)	3,112 uts.	07/07/09	186,684	-
			2,522,115	510,000
J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
12.5% Senior Subordinated Note due 2017	$2,500,000	12/20/10	2,202,935	2,431,620
Preferred Stock A (B)	495 shs.	12/20/10	495,000	305,034
Preferred Stock B (B)	0.17 shs.	12/20/10	-	103
Common Stock (B)	100 shs.	12/20/10	5,000	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	36 shs.	12/20/10	316,931	-
			3,019,866	2,736,757
Jason Partners Holdings LLC
A diversified manufacturing company serving various industrial markets.
Limited Liability Company Unit (B)	90 uts.	09/21/10	848,275	48,185

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 2019	$2,482,133	12/05/12	2,432,876	2,474,576
Limited Liability Company Unit (B)	521,739 uts.	12/05/12	521,739	495,652
			2,954,615	2,970,228
K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
14% Senior Subordinated Note due 2017	$2,634,848	12/23/11	2,588,143	2,713,894
Preferred Stock Series A (B)	305 shs.	12/23/11	289,733	289,731
Preferred Stock Series B (B)	86 shs.	12/23/11	82,006	82,004
Common Stock (B)	391 shs.	12/23/11	19,565	159,345
			2,979,447	3,244,974

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
15% Senior Subordinated Note due 2017	$4,514,321	*	$4,203,807	$4,514,321
Common Stock (B)	134,210 shs.	05/25/06	134,210	66,144
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	82,357 shs.	05/25/06	71,534	40,589
* 05/25/06 and 04/12/11.			4,409,551	4,621,054

K P H I Holdings, Inc.
A manufacturer of highly engineered plastic and metal components for a diverse range of end-markets, including medical, consumer and industrial, automotive and defense.
15% Senior Subordinated Note due 2017	$2,745,805	12/10/10	2,703,877	2,800,721
Common Stock (B)	698,478 shs.	12/10/10	698,478	649,557
			3,402,355	3,450,278
K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
12.75% Senior Subordinated Note due 2015	$2,720,534	07/16/08	2,597,908	2,720,534
Convertible Preferred Stock Series C (B)	55 shs.	06/30/09	55,435	110,000
Convertible Preferred Stock Series D (B)	24 shs.	09/17/09	24,476	73,410
Common Stock (B)	443 shs.	07/15/08	443,478	29,515
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	96 shs.	07/16/08	96,024	6,390
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	128 shs.	09/17/09	-	8,492
			3,217,321	2,948,341
LPC Holding Company
A designer and manufacturer of precision-molded silicone rubber components that are utilized in the medical and automotive end markets.
13.5% Senior Subordinated Note due 2018	$3,486,437	08/15/11	3,426,413	3,556,165
Common Stock (B)	315 shs.	08/15/11	315,057	336,674
			3,741,470	3,892,839
M V I Holding, Inc.
A manufacturer of large precision machined metal components used in equipment which services a variety of industries, including the oil and gas, mining, and defense markets.
Common Stock (B)	61shs.	09/12/08	60,714	127,593
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	66 shs.	09/12/08	65,571	137,807
			126,285	265,400

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit (B)	24,109 uts.	*	$314,464	$506,970
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3,375 shs.	05/04/07	43,031	70,971
* 05/04/07 and 01/02/08.			357,495	577,941

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 2018	$1,259,914	01/15/10	1,138,261	1,259,914
15% Senior Subordinated Note due 2018	$324,873	10/05/10	319,813	321,603
Common Stock (B)	106 shs.	10/05/10	106,200	149,616
Common Stock Class B (B)	353 shs.	01/15/10	352,941	497,226
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	312 shs.	01/15/10	283,738	440,042
			2,200,953	2,668,401
Marshall Physicians Services LLC
A provider of emergency department and hospital medicine services to hospitals located in the state of Kentucky. The company was founded in 1999 and is owned by seven practicing physicians.
13% Senior Subordinated Note due 2016	$1,336,953	09/20/11	1,313,953	1,375,003
Limited Liability Company Unit Class A (B)	8,700 uts.	09/20/11	180,000	118,272
Limited Liability Company Unit Class D (B)	874 uts.	09/20/11	-	11,886
			1,493,953	1,505,161
MBWS Ultimate Holdco, Inc.
A provider of services throughout North Dakota that address the fluid management and related transportation needs of an oil well.
12% Senior Subordinated Note due 2016	$3,352,486	*	3,118,427	3,386,011
Preferred Stock Series A (B)	4,164 shs.	09/07/10	416,392	1,330,106
Common Stock (B)	487 shs.	03/01/11	48,677	155,562
Common Stock (B)	458 shs.	09/07/10	45,845	146,299
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	310 shs.	03/01/11	30,975	99,023
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	1,158 shs.	09/07/10	115,870	369,900
* 09/07/10 and 03/01/11.			3,776,186	5,486,901

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
13% Senior Subordinated Note due 2015	$1,199,032	08/29/08	$1,122,731	$1,199,032
Preferred Unit (B)	126 uts.	08/29/08	125,519	173,558
Common Unit Class A (B)	1,268 uts.	08/29/08	1,268	21,998
Common Unit Class B (B)	472 uts.	08/29/08	120,064	8,185
			1,369,582	1,402,773
MEGTEC Holdings, Inc.
A supplier of industrial and environmental products and services to a broad array of industries.
Preferred Stock (B)	107 shs.	09/24/08	103,255	153,576
Limited Partnership Interest (B)	1.40% int.	09/16/08	388,983	496,864
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	35 shs.	09/24/08	33,268	35,658
			525,506	686,098
Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.
14% Senior Subordinated Note due 2018	$1,273,585	09/22/11	1,251,181	1,311,793
Limited Liability Company Unit Series B (B)	467,833 uts.	09/22/11	467,833	521,677
			1,719,014	1,833,470
MicroGroup, Inc.
A manufacturer of precision parts and assemblies, and a value-added supplier of metal tubing and bars.
7% Senior Subordinated Note due 2014 (D)	$1,705,152	*	1,635,166	426,288
Preferred Stock Series A (B)	980 shs.	10/10/12	942,054	-
Common Stock (B)	450 shs.	*	450,000	-
Common Stock Series B (B)	1,128 shs.	10/10/12	11	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	164 shs.	*	162,974	-
* 08/12/05 and 09/11/06.			3,190,205	426,288

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 2019	$2,902,178	11/02/12	2,845,129	2,887,062
Common Stock (B)	107 shs.	11/02/12	107,143	101,783
			2,952,272	2,988,845

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Monessen Holding Corporation
A designer and manufacturer of a broad line of gas, wood, and electric hearth products and accessories.
15% Senior Subordinated Note due 2015 (D)	$1,556,056	06/28/11	$1,034,632	$-
7% Senior Subordinated Note due 2014 (D)	$2,550,000	06/28/11	2,420,572	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	152 shs.	03/31/06	138,125	-
			3,593,329	-
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 2017	$2,821,257	11/30/10	2,780,324	2,849,470
Limited Liability Company Unit Class B-1 (B)	281,250 uts.	11/30/10	-	213,655
Limited Liability Company Unit Class B-2 (B)	25,504 uts.	11/30/10	-	19,374
			2,780,324	3,082,499
NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	809 shs.	12/20/12	578,174	335,242

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
14% Senior Subordinated Note due 2014	$2,004,985	02/02/07	1,867,952	1,904,736
Limited Partnership Interest of
Saw Mill PCG Partners LLC (B)	2.73% int.	02/01/07	1,110,810	150,819
Limited Liability Company Unit Class D of
Saw Mill PCG Partners LLC (B)	17 uts.	*	16,759	2,276
Limited Liability Company Unit Class D-1 of
Saw Mill PCG Partners LLC (B)	229 uts.	09/30/09	228,858	31,071
Limited Liability Company Unit Class D-2 of
Saw Mill PCG Partners LLC (B)	128 uts.	04/29/11	65,256	17,425
* 12/18/08 and 09/30/09.			3,289,635	2,106,327

Newark Group, Inc.
A major producer of paper products from recycled materials.
Common Stock (B)	134,520 shs.	09/02/10	796,863	259,422

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Nicoat Acquisitions LLC
A manufacturer of water-based and ultraviolet coatings for high-performance graphic arts, packaging and other specialty coating applications.
14% Senior Subordinated Note due 2018	$1,453,164	11/05/10	$1,352,860	$1,467,696
Limited Liability Company Unit Series B (B)	51,724 uts.	11/05/10	51,724	60,272
Limited Liability Company Unit Series B (B)	104,792 uts.	11/05/10	104,792	122,110
Limited Liability Company Unit Series F (B)	156,516 uts.	11/05/10	-	538,374
			1,509,376	2,188,452
Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
12% Senior Subordinated Note due 2016	$2,818,421	*	2,456,104	2,833,593
Limited Partnership Interest (B)	3,287 uts.	*	328,679	105,664
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	4,920 shs.	*	492,016	158,174
* 07/09/09 and 08/09/10.			3,276,799	3,097,431

NT Holding Company
A leading developer, manufacturer and provider of medical products used primarily in interventional pain management.
12% Senior Subordinated Note due 2019	$2,649,351	02/02/11	2,470,554	2,702,338
Common Stock (B)	377 shs.	*	377,399	301,661
Warrant, exercisable until 2021, to purchase
common stock at $.01 per share (B)	176 shs.	02/02/11	158,961	140,887
*02/02/11 and 06/30/11.			3,006,914	3,144,886

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 2017	$1,333,333	06/04/10	1,243,658	1,333,333
Preferred Stock Series A (B)	1,661 shs.	06/04/10	166,062	73,436
Preferred Stock Series B (B)	934 shs.	06/04/10	93,376	41,293
Common Stock (B)	1,032 shs.	06/04/10	1,032	-
			1,504,128	1,448,062
Ontario Drive & Gear Ltd.
A manufacturer of all-wheel drive, off-road amphibious vehicles and related accessories.
Limited Liability Company Unit (B)	3,667 uts.	01/17/06	572,115	1,554,608
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	619 shs.	01/17/06	170,801	262,473
			742,916	1,817,081

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

P K C Holding Corporation
A manufacturer of plastic film and badges for the general industrial, medical, and food industries.
14% Senior Subordinated Note due 2016	$3,053,712	12/21/10	$3,008,597	$3,084,249
Preferred Stock Class A (B)	54 shs.	12/21/10	340,718	533,638
Common Stock (B)	54 shs.	12/21/10	25,500	-
			3,374,815	3,617,887
P P T Holdings LLC
A high-end packaging solutions provider that targets customers who have multiple packaging needs, require a high number of low volume SKUs, short lead times, technical expertise, and overall supply chain management.
15% Senior Subordinated Note due 2017	$2,848,510	12/20/10	2,805,475	2,853,464
Limited Liability Company Unit Class A (B)	99 uts.	12/20/10	318,215	233,551
Limited Liability Company Unit Class B (B)	99 uts.	12/20/10	3,214	233,551
			3,126,904	3,320,566
Pacific Consolidated Holdings LLC
A manufacturer of rugged, mobile liquid and gaseous oxygen and nitrogen generating systems used in the global defense, oil and gas, and medical sectors.
0% Senior Subordinated Note due 2014	$79,688	12/18/12	-	79,688

Paradigm Packaging, Inc.
A manufacturer of plastic bottles and closures for the nutritional, pharmaceutical, personal care, and food packaging markets.
12% Senior Subordinated Note due 2015	$1,593,750	12/19/00	1,590,718	1,593,750
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	372 shs.	12/21/00	265,625	59,778
			1,856,343	1,653,528
Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment, and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	2,334 shs.	05/22/09	111,508	-
Preferred Stock Series B (B)	13,334 shs.	05/22/09	547,872	-
Common Stock (B)	40,540 shs.	05/22/09	1,877,208	-
			2,536,588	-
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
16% Senior Subordinated Note due 2018	$2,634,625	11/29/12	2,569,679	2,627,103
Limited Liability Company Unit (B)	375,000 uts.	11/29/12	375,000	356,250
			2,944,679	2,983,353

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Principal Amount,
	Shares, Units or Ownership	Acquisition
Corporate Restricted Securities: (A) (Continued)	Percentage	Date	Cost	Fair Value

Postle Aluminum Company LLC
A manufacturer and distributor of aluminum extruded products.
15% Senior Subordinated Note due 2013	$1,652,548	06/03/10	$1,643,347	$1,652,548
3% Senior Subordinated PIK Note due 2014	$2,283,699	10/02/06	2,100,811	2,283,699
Limited Liability Company Unit Class A (B)	1,384 uts.	10/02/06	510,000	144,047
Limited Liability Company Unit (B)	143 uts.	05/22/09	642	14,882
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	8,595 shs.	10/02/06	124,644	894,535
			4,379,444	4,989,711
Precision Wire Holding Company
A manufacturer of specialty medical wires that are used in non-elective minimally invasive surgical procedures.
14.25% Senior Subordinated Note due 2016	$2,672,703	11/12/09	2,494,585	2,699,430
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	206 shs.	11/12/09	203,944	245,494
			2,698,529	2,944,924
Qualis Automotive LLC
A distributor of aftermarket automotive brake and chassis products.
Common Stock (B)	354,167 shs.	05/28/04	354,166	260,564
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	377,719 shs.	05/28/04	377,719	277,892
			731,885	538,456
R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
12.5% Senior Subordinated Note due 2014	$1,411,274	12/15/06	1,371,796	1,354,196
Limited Liability Company Unit (B)	2,828 uts.	12/15/06	282,810	130,734
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	3 shs.	12/15/06	131,483	61,652
			1,786,089	1,546,582
REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
14% Senior Subordinated Note due 2018	$3,413,421	*	3,355,107	3,505,285
Limited Liability Company Unit Class A (B)	40,643 uts.	*	406,432	372,466
* 10/21/11 and 08/03/12.			3,761,539	3,877,751

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

RM Holding Company
A specialty distributor of home medical care equipment.
13% Senior Subordinated Note due 2018	$1,380,952	02/09/12	$1,304,678	$1,420,379
Preferred Stock (B)	119,037 shs.	02/09/12	119,037	126,938
Common Stock (B)	1,108 shs.	02/09/12	11	162,560
Warrant, exercisable until 2022, to purchase
preferred stock A at $.01 per share (B)	36,263 shs.	02/09/12	35,940	38,181
Warrant, exercisable until 2022, to purchase
preferred stock B at $.01 per share (B)	21,202 shs.	02/09/12	21,202	22,610
Warrant, exercisable until 2022, to purchase
common stock at $.01 per share (B)	556 shs.	02/09/12	-	81,512
			1,480,868	1,852,180
Rose City Holding Company
A designer and printer of folding cartons and packaging for food and beverage manufacturers on the West Coast.
14.5% Senior Subordinated Note due 2018	$1,406,241	12/11/12	1,378,311	1,404,149
Preferred Stock (B)	93,749 shs.	12/11/12	93,749	89,062
Common Stock (B)	104 shs.	12/11/12	9	9
			1,472,069	1,493,220
Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
15% Senior Subordinated Note due 2018	$1,968,750	03/30/12	1,941,641	2,055,970
Preferred Stock (B)	6,294 shs.	03/30/12	251,758	263,803
Common Stock (B)	2,949 shs.	03/30/12	29,492	85,652
			2,222,891	2,405,425
Sencore Holding Company
A designer, manufacturer, and marketer of decoders, receivers and modulators sold to broadcasters, satellite, cable and telecom operators for encoding/decoding analog and digital transmission video signals.

12.5% Senior Subordinated Note due 2014 (D)	$2,185,882	01/15/09	1,560,231	-

Smart Source Holdings LLC
A short-term computer rental company.
12% Senior Subordinated Note due 2015	$2,223,076	*	2,126,522	2,223,076
Limited Liability Company Unit (B)	619 uts.	*	638,061	574,620
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	157 shs.	*	164,769	145,571
* 08/31/07 and 03/06/08.			2,929,352	2,943,267

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Snacks Parent Corporation
The world’s largest provider of trail mixes and a leading provider of snack nuts, dried fruits, and other healthy snack products.
13% Senior Subordinated Note due 2017	$2,662,099	11/12/10	$2,538,485	$2,653,574
Preferred Stock A (B)	3,395 shs.	11/12/10	322,495	387,762
Preferred Stock B (B)	1,575 shs.	11/12/10	149,650	179,936
Common Stock (B)	19,737 shs.	11/12/10	19,737	-
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	5,418 shs.	11/12/10	5,418	-
			3,035,785	3,221,272
SouthernCare Holdings, Inc.
A hospice company providing palliative care services to terminally ill patients.
14% Senior Subordinated Note due 2018	$2,786,866	12/01/11	2,738,220	2,869,383
Common Stock (B)	2,727 shs.	12/01/11	272,727	280,940
			3,010,947	3,150,323
Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
14.25% Senior Subordinated PIK Note due 2017	$2,267,934	12/15/09	2,022,352	2,163,572
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	257 shs.	12/15/09	227,109	76,513
			2,249,461	2,240,085
Specialty Commodities, Inc.
A distributor of specialty food ingredients.
Common Stock (B)	30,000 shs.	10/23/08	300,000	156,305
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	11,054 shs.	10/23/08	100,650	57,593
			400,650	213,898
Stag Parkway Holding Co.
A distributor of RV parts and accessories in the United States.
13% Senior Subordinated Note due 2018	$2,716,312	12/19/12	2,586,123	2,722,630
Common Stock (B)	284 shs.	12/19/12	283,688	269,506
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	83 shs.	12/19/12	76,435	1
			2,946,246	2,992,137
Strata/WLA Holding Corporation
A leading independent anatomic pathology laboratory that conducts over 320,000 tests annually to customers in 40 U.S. states and in Canada and Venezuela.
14.5% Senior Subordinated Note due 2018	$2,877,446	07/01/11	2,829,754	2,881,761
Preferred Stock Series A (B)	228 shs.	07/01/11	228,137	99,586
			3,057,891	2,981,347

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	6,429 shs.	03/31/10	$-	$-

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 2017	$3,007,606	12/14/10	2,869,610	2,994,896
14% Senior Subordinated PIK Note due 2017	$236,512	08/17/12	226,476	235,513
Common Stock (B)	115 shs.	12/14/10	114,504	50,630
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	112 shs.	12/14/10	111,747	49,414
			3,322,337	3,330,453
Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
14.5% Senior Subordinated Note due 2017	$2,699,911	09/02/08	2,585,513	2,699,911
Redeemable Preferred Stock Series A (B)	1,280 shs.	09/02/08	12,523	39,758
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	12,803 shs.	09/02/08	112,693	-
			2,710,729	2,739,669
Terra Renewal LLC
A provider of wastewater residual management and required environmental reporting, permitting, nutrient management planning and record keeping to companies involved in poultry and food processing.
12% Senior Subordinated Note due 2014 (D)	$1,162,110	*	1,127,650	-
7.44% Term Note due 2013 (C)	$1,245,578	08/10/12	1,245,578	1,058,742
9.25% Term Note due 2013 (C)	$2,525	08/31/12	2,525	2,147
Common Stock Class B	55 shs.	*	7,783	-
Limited Partnership Interest of
Saw Mill Capital Fund V, LLC (B)	3.97% int.	**	205,558	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	72 shs.	04/28/06	59,041	-
* 04/28/06 and 09/13/06.			2,648,135	1,060,889
** 03/01/05 and 10/10/08.

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
14.5% Senior Subordinated Note due 2014 (D)	$2,455,561	10/26/07	2,147,354	2,348,205
Series B Preferred Stock (B)	182 shs.	03/31/10	-	184,475
Common Stock (B)	515 shs.	03/31/10	414,051	-
			2,561,405	2,532,680

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Transpac Holding Company
A designer, importer and wholesaler of home décor and seasonal gift products.
12% Senior Subordinated Note due 2015	$1,773,006	10/31/07	$1,687,384	$1,773,006
Common Stock (B)	209 shs.	10/31/07	208,589	-
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	94 shs.	10/31/07	87,607	-
			1,983,580	1,773,006
Tranzonic Companies (The)
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
13% Senior Subordinated Note due 2015	$1,084,800	02/05/98	1,082,743	1,084,800
Common Stock (B)	630 shs.	02/04/98	630,000	552,486
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	444 shs.	02/05/98	368,832	389,371
			2,081,575	2,026,657
Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists, various forms of flat-bed bodies, landscape bodies and other accessories.
12% Senior Subordinated Note due 2013	$2,309,541	*	2,202,927	2,307,396
Preferred Stock Series B (B)	241 shs.	10/20/08	241,172	185,116
Common Stock (B)	742 shs.	*	800,860	-
Warrant, exercisable until 2014, to purchase
common stock at $.02 per share (B)	153 shs.	*	159,894	-
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	1,054 shs.	10/20/08	-	-
* 07/19/05 and 12/22/05.			3,404,853	2,492,512

TruStile Doors, Inc.
A manufacturer and distributor of interior doors.
Limited Liability Company Unit (B)	11,775 uts.	02/28/11	250,000	369,587
Warrant, exercisable until 2013, to purchase
common stock at $.01 per share (B)	5,781 shs.	04/11/03	68,059	25,400
			318,059	394,987
U-Line Corporation
A manufacturer of high-end, built-in, undercounter ice making, wine storage and refrigeration appliances.
Common Stock (B)	182 shs.	04/30/04	182,200	198,653
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	230 shs.	04/30/04	211,736	251,228
			393,936	449,881

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

U M A Enterprises, Inc.
An importer and wholesaler of home décor products.
Convertible Preferred Stock (B)	887 shs.	02/08/08	$886,956	$1,486,531

Visioneering, Inc.
A designer and manufacturer of tooling and fixtures for the aerospace industry.
10.5% Senior Secured Term Loan due 2013	$725,735	05/17/07	724,646	719,465
13% Senior Subordinated Note due 2014	$648,530	05/17/07	628,521	639,256
18% PIK Convertible Preferred Stock (B)	37,381 shs.	03/13/09	72,519	40,983
Common Stock (B)	123,529 shs.	05/17/07	123,529	-
Warrant, exercisable until 2014, to purchase
common stock at $.01 per share (B)	35,006 shs.	05/17/07	55,055	-
			1,604,270	1,399,704
Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
10% Senior Subordinated PIK Note due 2013	$211,425	10/29/09	211,314	435,621
5% Senior Subordinated PIK Note due 2013 (D)	$900,748	06/30/07	890,760	900,748
Class B Unit (B)	767,881 uts.	10/29/09	348,058	-
Class C Unit (B)	850,000 uts.	10/29/09	780,572	425,000
Limited Liability Company Unit Class A (B)	723,465 uts.	*	433,222	-
Limited Liability Company Unit Class B (B)	182,935 uts.	07/19/04	182,935	-
* 07/19/04 and 10/29/09.			2,846,861	1,761,369

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
12.13% Senior Subordinated Note due 2016	$1,721,250	11/30/06	1,638,669	1,549,125
Common Stock (B)	191 shs.	11/30/06	191,250	-
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	95 shs.	11/30/06	86,493	-
			1,916,412	1,549,125
Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	2,109 shs.	06/08/10	210,924	135,424
Common Stock (B)	1,058 shs.	06/08/10	1,058	67,909
			211,982	203,333

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
12% Senior Subordinated Note due 2018	$2,383,562	12/16/10	$2,220,731	$2,407,397
Common Stock (B)	616 shs.	12/16/10	616,438	479,119
Warrant, exercisable until 2018, to purchase
common stock at $.02 per share (B)	166 shs.	12/16/10	148,003	128,741
			2,985,172	3,015,257
Workplace Media Holding Company
A direct marketer specializing in providing advertisers with access to consumers in the workplace.
13% Senior Subordinated Note due 2015 (D)	$1,235,800	05/14/07	1,136,081	-
Limited Partnership Interest (B)	23.16% int.	05/14/07	115,804	-
Warrant, exercisable until 2015, to purchase
common stock at $.02 per share (B)	88 shs.	05/14/07	83,462	-
			1,335,347	-
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 2018	$2,624,880	11/03/11	2,579,093	2,655,793
Common Stock (B)	4,500 shs.	11/03/11	450,000	341,744
			3,029,093	2,997,537

Total Private Placement Investments (E)			$250,126,435	$238,733,578

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Shares or
	Interest	Maturity	Principal		Market
Corporate Restricted Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Rule 144A Securities -5.86%:

Bonds - 5.80%
Audatex North America, Inc.	6.750%	06/15/18	$250,000	$250,000	$267,500
Calpine Corporation	7.500	02/15/21	675,000	692,825	745,875
Calumet Specialty Products Partners L.P.	9.625	08/01/20	1,000,000	982,652	1,087,500
First Data Corporation	7.375	06/15/19	850,000	852,968	879,750
First Data Corporation	8.750	01/15/22	1,000,000	1,009,649	1,022,500
FMG Resources	7.000	11/01/15	750,000	771,231	787,500
FMG Resources	6.875	04/01/22	1,000,000	960,836	1,022,500
Halcón Resources Corporation	9.750	07/15/20	1,000,000	1,056,568	1,080,000
Hilcorp Energy Company	7.625	04/15/21	725,000	695,305	790,250
Hovnanian Enterprises, Inc.	7.250	10/15/20	1,000,000	1,000,000	1,075,000
International Automotive Component	9.125	06/01/18	1,000,000	949,363	927,500
MGM Resorts International	6.750	10/01/20	1,000,000	1,000,000	1,021,250
Nielsen Finance LLC	4.500	10/01/20	1,000,000	1,000,000	995,000
SandRidge Energy, Inc.	8.000	06/01/18	360,000	362,878	381,600
Unit Corporation	6.625	05/15/21	1,000,000	987,962	1,026,250
Valeant Pharmaceuticals International	6.750	10/01/17	70,000	69,726	75,600
Valeant Pharmaceuticals International	7.000	10/01/20	880,000	881,707	957,000
Welltec A/S	8.000	02/01/19	750,000	736,090	795,000
Total Bonds				14,259,760	14,937,575

Convertible Preferred Stock - 0.00%
ETEX Corporation (B)			777	-	-
Total Convertible Preferred Stock				-	-

Preferred Stock - 0.06%
Ally Financial			143	$45,009	$140,448
TherOX, Inc. (B)			103	-	-
Total Preferred Stock				45,009	140,448

Common Stock - 0.00%
Touchstone Health Partnership (B)			1,168	-	-
Total Common Stock				-	-

Total Rule 144A Securities				14,304,769	15,078,023

Total Corporate Restricted Securities				$264,431,204	$253,811,601

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Interest	Maturity	Principal		Market
Corporate Public Securities - 11.84%: (A)	Rate	Date	Amount	Cost	Value

Bonds - 11.66%
Accuride Corp	9.500%	08/01/18	$1,500,000	$1,540,302	$1,447,500
Affinia Group, Inc.	9.000	11/30/14	50,000	49,344	50,000
Alere, Inc.	9.000	05/15/16	700,000	734,818	738,500
Ally Financial, Inc.	5.500	02/15/17	1,500,000	1,530,489	1,604,645
Alta Mesa Financial Services	9.625	10/15/18	1,500,000	1,501,570	1,545,000
American Axle & Manufacturing Holding, Inc.	7.875	03/01/17	750,000	653,855	776,250
Arch Coal, Inc.	7.000	06/15/19	150,000	150,000	139,500
ArvinMeritor	10.625	03/15/18	1,000,000	1,021,936	1,042,500
Avis Budget Car Rental	9.750	03/15/20	750,000	750,000	866,250
B E Aerospace, Inc.	6.875	10/01/20	850,000	869,275	945,625
Berry Plastics Corporation (C)	5.039	02/15/15	500,000	484,729	500,750
Calumet Specialty Products Partners L.P.	9.375	05/01/19	1,500,000	1,510,546	1,627,500
CCO Holdings Capital Corporation	7.250	10/30/17	750,000	767,339	817,500
Chemtura Corporation	7.875	09/01/18	500,000	526,662	536,250
Community Choice Financial, Inc.	10.750	05/01/19	505,000	514,570	486,063
Cooper-Standard Automotive	8.500	05/01/18	750,000	794,253	806,250
Crosstex Energy L.P.	8.875	02/15/18	225,000	221,595	243,000
Energy Future Holdings	10.000	01/15/20	400,000	403,793	447,000
Energy Transfer Equity LP	7.500	10/15/20	100,000	100,000	115,500
EP Energy/EP Finance Inc.	9.375	05/01/20	1,000,000	1,016,626	1,127,500
Evertec, Inc.	11.000	10/01/18	1,335,000	1,386,581	1,475,175
Fidelity National Information	7.875	07/15/20	125,000	125,000	141,406
Goodrich Petroleum Corporation	8.875	03/15/19	360,000	360,000	343,800
Headwaters, Inc.	7.625	04/01/19	850,000	850,207	903,125
Health Management Association	6.125	04/15/16	750,000	769,116	810,000
Huntington Ingalls Industries	7.125	03/15/21	750,000	778,426	815,625
IASIS Healthcare/Cap Corporation	8.375	05/15/19	1,000,000	931,347	945,000
Michael Foods, Inc.	9.750	07/15/18	75,000	75,000	82,875
Nexstar Broadcasting Group, Inc.	8.875	04/15/17	175,000	174,222	192,063
Nexeo Solutions LLC	8.375	03/01/18	40,000	40,000	37,800
NRG Energy, Inc.	8.500	06/15/19	750,000	772,357	825,000
Nuveen Investments	5.500	09/15/15	1,500,000	1,387,164	1,417,500
Omnova Solutions, Inc.	7.875	11/01/18	1,500,000	1,528,158	1,546,875
Perry Ellis International, Inc.	7.875	04/01/19	750,000	742,959	783,750
Pinnacle Foods Finance LLC	9.250	04/01/15	227,000	230,232	230,405
Precision Drilling Corporation	6.625	11/15/20	750,000	772,445	806,250
Quebecor Media, Inc.	7.750	03/15/16	570,000	550,047	584,250
Quiksilver, Inc.	6.875	04/15/15	315,000	302,546	309,488
Spectrum Brands, Inc.	9.500	06/15/18	125,000	123,697	141,875

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

			Shares or
	Interest	Maturity	Principal		Market
Corporate Public Securities: (A) (Continued)	Rate	Date	Amount	Cost	Value

Suburban Propane Partners, L.P.	7.500%	10/01/18	$168,000	$177,904	$181,020
Thermadyne Holdings Corporation	9.000	12/15/17	750,000	793,845	798,750
Tomkins, Inc.	9.250	10/01/18	107,000	107,000	119,840
Venoco, Inc.	8.875	02/15/19	500,000	508,702	468,750
Visteon Corporation	6.750	04/15/19	180,000	180,000	191,700
Total Bonds				28,808,657	30,015,405

Common Stock - 0.18%
Bally Total Fitness Holding Corporation (B) (F)			29	$2	$-
Chase Packaging Corporation (B)			9,541	-	86
Intrepid Potash, Inc. (B)			365	11,680	7,771
Nortek, Inc. (B)			175	1	11,594
Rue21, Inc. (B)			650	12,350	18,454
Supreme Industries, Inc. (B)			125,116	267,319	427,897
Total Common Stock				291,352	465,802

Total Corporate Public Securities				$29,100,009	$30,481,207

	Interest	Maturity	Principal		Fair
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value

Commercial Paper - 3.11%
Harris Corporation	0.280%	01/10/13	$4,000,000	$3,999,720	$3,999,720
Ryder System Inc.	0.300	01/15/13	4,000,000	3,999,533	3,999,533
Total Short-Term Securities				$7,999,253	$7,999,253
Total Investments	113.57%			$301,530,466	$292,292,061
Other Assets	2.76				7,110,224
Liabilities	(16.33)				(42,023,893)
Total Net Assets	100.00%				$257,378,392

(A)	In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Variable rate security; rate indicated is as of December 31, 2012.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid securities. As of December 31, 2012, the value of these securities amounted to $238,733,578 or 92.76% of net assets.
(F)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
^	Effective yield at purchase
PIK - Payment-in-kind

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE - 2.98%		BROADCASTING & ENTERTAINMENT - 0.07%
A E Company, Inc.	$482,725	HOP Entertainment LLC	$-
B E Aerospace, Inc.	945,625	Nexstar Broadcasting Group, Inc.	192,063
Merex Holding Corporation	1,833,470	Sundance Investco LLC	-
Visioneering, Inc.	1,399,704	Workplace Media Holding Company	-
Whitcraft Holdings, Inc.	3,015,257		192,063
	7,676,781	BUILDINGS & REAL ESTATE - 1.86%
AUTOMOBILE - 8.53%		ACP Cascade Holdings LLC	-
Accuride Corp	1,447,500	Hovnanian Enterprises, Inc.	1,075,000
American Axle & Manufacturing Holding, Inc.	776,250	Sunrise Windows Holding Company	3,330,453
ArvinMeritor	1,042,500	TruStile Doors, Inc.	394,987
Audatex North America, Inc.	267,500		4,800,440
Avis Budget Car Rental	866,250	CHEMICAL, PLASTICS & RUBBER - 1.85%
Cooper-Standard Automotive	806,250	Capital Specialty Plastics, Inc.	1,031,767
DPL Holding Corporation	3,928,827	Nicoat Acquisitions LLC	2,188,452
Ideal Tridon Holdings, Inc.	3,194,735	Omnova Solutions, Inc.	1,546,875
International Automotive Component	927,500		4,767,094
J A C Holding Enterprises, Inc.	2,736,757	CONSUMER PRODUCTS - 9.03%
Jason Partners Holdings LLC	48,185	AMS Holding LLC	3,002,204
K & N Parent, Inc.	3,244,974	Baby Jogger Holdings LLC	3,221,503
Ontario Drive & Gear Ltd.	1,817,081	Bravo Sports Holding Corporation	1,191,591
Qualis Automotive LLC	538,456	Custom Engineered Wheels, Inc.	2,491,900
Tomkins, Inc.	119,840	Handi Quilter Holding Company	1,676,523
Visteon Corporation	191,700	K N B Holdings Corporation	4,621,054
	21,954,305	Manhattan Beachwear Holding Company	2,668,401
BEVERAGE, DRUG & FOOD - 8.38%		Perry Ellis International, Inc.	783,750
1492 Acquisition LLC	2,984,390	R A J Manufacturing Holdings LLC	1,546,582
Eatem Holding Company	3,346,026	Tranzonic Companies (The)	2,026,657
F F C Holding Corporation	3,546,799		23,230,165
Golden County Foods Holding, Inc.	-	CONTAINERS, PACKAGING & GLASS - 5.14%
Hospitality Mints Holding Company	2,951,133	Berry Plastics Corporation	500,750
JMH Investors LLC	2,970,228	Chase Packaging Corporation	86
Michael Foods, Inc.	82,875	Flutes, Inc.	872,466
Snacks Parent Corporation	3,221,272	P K C Holding Corporation	3,617,887
Spartan Foods Holding Company	2,240,085	P P T Holdings LLC	3,320,566
Specialty Commodities, Inc.	213,898	Paradigm Packaging, Inc.	1,653,528
	21,556,706	Rose City Holding Company	1,493,220
		Vitex Packaging Group, Inc.	1,761,369
			13,219,872

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

DISTRIBUTION - 5.20%		DIVERSIFIED/CONGLOMERATE, SERVICE - 8.61%
Blue Wave Products, Inc.	$1,534,176	A S C Group, Inc.	$774,936
BP SCI LLC	2,974,744	A W X Holdings Corporation	661,500
Duncan Systems, Inc.	1,025,533	Advanced Technologies Holdings	1,378,112
RM Holding Company	1,852,180	Affinia Group, Inc.	50,000
Stag Parkway Holding Co.	2,992,137	Apex Analytix Holding Corporation	2,208,041
WP Supply Holding Corporation	2,997,537	Church Services Holding Company	1,727,742
	13,376,307	Clough, Harbour and Associates	476,576
DIVERSIFIED/CONGLOMERATE,		Crane Rental Corporation	2,281,927
MANUFACTURING - 16.27%		ELT Holding Company	3,161,290
A H C Holding Company, Inc.	2,990,064	HVAC Holdings, Inc.	3,014,255
Advanced Manufacturing Enterprises LLC	2,986,376	Insurance Claims Management, Inc.	317,237
Arrow Tru-Line Holdings, Inc.	1,439,339	Mail Communications Group, Inc.	577,941
C D N T, Inc.	1,234,190	Nexeo Solutions LLC	37,800
F G I Equity LLC	1,880,198	Northwest Mailing Services, Inc.	3,097,431
G C Holdings	4,305,517	Pearlman Enterprises, Inc.	-
Harris Corporation	3,999,720	Safety Infrastructure Solutions	2,405,425
HGGC Citadel Plastics Holdings	3,115,723		22,170,213
K P H I Holdings, Inc.	3,450,278	ELECTRONICS - 0.78%
K P I Holdings, Inc.	2,948,341	Connecticut Electric, Inc.	2,008,145
LPC Holding Company	3,892,839
MEGTEC Holdings, Inc.	686,098	FINANCIAL SERVICES - 3.91%
Nortek, Inc.	11,594	Ally Financial, Inc.	1,745,093
O E C Holding Corporation	1,448,062	Alta Mesa Financial Services	1,545,000
Postle Aluminum Company LLC	4,989,711	Community Choice Financial, Inc.	486,063
Truck Bodies & Equipment International	2,492,512	Nielsen Finance LLC	995,000
	41,870,562	Nuveen Investments	1,417,500
		REVSpring, Inc.	3,877,751
			10,066,407

Babson Capital Corporate Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

Industry Classification: (Continued)	Fair Value/ Market Value		Fair Value/ Market Value

HEALTHCARE, EDUCATION & CHILDCARE - 9.49%		MACHINERY - 5.92%
Alere, Inc.	$738,500	ABC Industries, Inc.	$1,441,774
American Hospice Management Holding LLC	4,004,541	Arch Global Precision LLC	3,426,532
CHG Alternative Education Holding Company	3,050,806	E S P Holdco, Inc.	2,821,985
GD Dental Services LLC	3,011,452	M V I Holding, Inc.	265,400
Healthcare Direct Holding Company	2,106,363	Motion Controls Holdings	3,082,499
IASIS Healthcare/Cap Corporation	945,000	NetShape Technologies, Inc.	2,106,327
Marshall Physicians Services LLC	1,505,161	Pacific Consolidated Holdings LLC	79,688
SouthernCare Holdings, Inc.	3,150,323	Supreme Industries, Inc.	427,897
Strata/WLA Holding Corporation	2,981,347	Thermadyne Holdings Corporation	798,750
Synteract Holdings Corporation	2,739,669	Welltec A/S	795,000
Touchstone Health Partnership	-		15,245,852
Wheaton Holding Corporation	203,333	MEDICAL DEVICES/BIOTECH - 4.19%
	24,436,495	Chemtura Corporation	536,250
HOME & OFFICE FURNISHINGS, HOUSEWARES		E X C Acquisition Corporation	34,852
& DURABLE CONSUMER PRODUCTS - 3.42%		ETEX Corporation	-
Connor Sport Court International, Inc.	2,423,606	Evertec, Inc.	1,475,175
H M Holding Company	68,510	Health Management Association	810,000
Home Décor Holding Company	601,744	MedSystems Holdings LLC	1,402,773
Monessen Holding Corporation	-	MicroGroup, Inc.	426,288
Quiksilver, Inc.	309,488	NT Holding Company	3,144,886
Spectrum Brands, Inc.	141,875	Precision Wire Holding Company	2,944,924
Transpac Holding Company	1,773,006	TherOX, Inc.	-
U-Line Corporation	449,881		10,775,148
U M A Enterprises, Inc.	1,486,531	MINING, STEEL, IRON & NON-PRECIOUS
Wellborn Forest Holding Company	1,549,125	METALS - 0.70%
	8,803,766	FMG Resources	1,810,000
LEISURE, AMUSEMENT & ENTERTAINMENT - 0.40%
Bally Total Fitness Holding Corporation	-	NATURAL RESOURCES - 0.56%
MGM Resorts International	1,021,250	Arch Coal, Inc.	139,500
	1,021,250	Headwaters, Inc.	903,125
		Intrepid Potash, Inc.	7,771
		SandRidge Energy, Inc.	381,600
			1,431,996

See Notes to Consolidated Financial Statements

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
December 31, 2012

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

OIL & GAS - 6.85%		TRANSPORTATION - 3.16%
Calumet Specialty Products Partners L.P.	$2,715,000	Huntington Ingalls Industries	$815,625
Energy Transfer Equity LP	115,500	MNX Holding Company	2,988,845
EP Energy/EP Finance Inc.	1,127,500	NABCO, Inc.	335,242
Goodrich Petroleum Corporation	343,800	Ryder System Inc.	3,999,533
Halcón Resources Corporation	1,080,000		8,139,245
Hilcorp Energy Company	790,250	UTILITIES - 0.88%
International Offshore Services LLC	510,000	Calpine Corporation	745,875
MBWS Ultimate Holdco, Inc.	5,486,901	Crosstex Energy L.P.	243,000
Petroplex Inv Holdings LLC	2,983,353	Energy Future Holdings	447,000
Precision Drilling Corporation	806,250	NRG Energy, Inc.	825,000
Suburban Propane Partners, L.P.	181,020		2,260,875
Unit Corporation	1,026,250	WASTE MANAGEMENT/POLLUTION - 1.40%
Venoco, Inc.	468,750	Terra Renewal LLC	1,060,889
	17,634,574	Torrent Group Holdings, Inc.	2,532,680
PHARMACEUTICALS - 0.73%			3,593,569
CorePharma LLC	841,947
Valeant Pharmaceuticals International	1,032,600	Total Investments - 113.57%	$292,292,061
	1,874,547
PUBLISHING/PRINTING - 0.33%
Newark Group, Inc.	259,422
Quebecor Media, Inc.	584,250
	843,672
RETAIL STORES - 0.10%
Pinnacle Foods Finance LLC	230,405
Rue21, Inc.	18,454
	248,859
TECHNOLOGY - 1.94%
Fidelity National Information	141,406
First Data Corporation	1,902,250
Sencore Holding Company	-
Smart Source Holdings LLC	2,943,267
	4,986,923
TELECOMMUNICATIONS - 0.89%
All Current Holding Company	1,478,730
CCO Holdings Capital Corporation	817,500
	2,296,230

See Notes to Consolidated Financial Statements

Babson Capital Corporate Investors

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.
History

Babson Capital Corporate Investors (the “Trust”) commenced operations in 1971 as a Delaware corporation. Pursuant to an Agreement and Plan of Reorganization dated November 14, 1985, approved by shareholders, the Trust was reorganized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts, effective November 28, 1985. Effective December 16, 2011, the Trust’s name was changed to Babson Capital Corporate Investors. Prior to December 16, 2011, the Trust’s name was MassMutual Corporate Investors.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a fixed yield and at the same time offering an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations with equity features such as common stock, warrants, conversion rights, or other equity features and, occasionally, preferred stocks. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically mezzanine debt instruments with accompanying private equity securities made to small or middle market companies. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment grade debt securities, other marketable debt securities (including high yield securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“CI Subsidiary Trust”) for the purpose of holding certain investments. The results of CI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the CI Subsidiary Trust.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information directly available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $238,733,578 (92.76% of net assets) as of December 31, 2012 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2012, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

2.
Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Valuation of Investments:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between market participants at the measurement date.

2012 Annual Report

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Both the company’s EBITDA and valuation multiple as well as the discount are considered significant unobservable inputs. Significant increases/(decreases) to the company’s trailing twelve months EBITDA and/or the valuation multiple would result in significant increases/(decreases) to the equity value. An increase / (decrease) to the discount would result in a (decrease) / increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2012.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.
	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average
Corporate	Discounted	Discount	0.2% to	12.4%
Bonds	Cash Flows	Rate	16.1%

Equity	Market	Valuation	3.3x to	6.3x
Securities	Approach	Multiple	9.9x

		Discount for	0% to	3.8%
		lack of	5%
		marketability
		EBITDA	$2.2 million to	21.5 million
			$142.4 million

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

The following is a summary of the inputs used to value the Trust’s net assets as of December 31, 2012:

Assets:	Total	Level 1	Level 2	Level 3
Corporate Bonds	$206,726,618	$-	$14,937,575	$191,789,043
Common Stock - U.S.	18,594,948	-	-	18,594,948
Preferred Stock	12,556,293	-	140,448	12,415,845
Partnerships and LLCs	15,933,742	-	-	15,933,742
Public Securities
Corporate Bonds	30,015,405	-	30,015,405	-
Common Stock - U.S.	465,802	465,802	-	-
Short-term Securities	7,999,253	-	7,999,253	-
Total	$292,292,061	$465,802	$53,092,681	$238,733,578

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

There were no transfers into or out of Level 1 or Level 2 assets.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2011	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2012
Restricted Securities
Corporate Bonds	$190,217,815	$4,007,898	$60,837,426	$(25,059,505)	$(38,214,591)	$-	$-	$(191,789,043)
Common Stock - U.S.	21,607,181	4,333,651	2,867,664	(10,213,548)	-	-	-	18,594,948
Preferred Stock	12,275,194	1,285,129	2,582,985	(3,727,463)	-	-	-	12,415,845
Partnerships and LLCs	13,205,570	3,074,990	2,646,989	(2,993,807)	-	-	-	15,933,742
Public Securities
Common Stock - U.S.	7	(7)	-	-	-	-	-	-
	$237,305,767	$12,701,661	$68,935,064	$(41,994,323)	$(38,214,591)	$-	$-	$(238,733,578)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the period are presented in the following accounts on the Statement of Operations for Level 3 assets:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held
Interest (Amortization)	1,479,477	-
Net realized gain on investments before taxes	5,660,517	-
Net change in unrealized depreciation of investments before taxes.	5,561,667	9,591,020

2012 Annual Report

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the CI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. Permanent differences will result in reclassifications to the capital accounts. In 2012, the Trust increased undistributed net investment income and decreased additional paid in capital by a total of $111,693, decreased accumulated net realized gains by $1,575,136, increased retained net realized gain on investments, prior years by $680,283 and increased undistributed net investment income by a total of $1,006,546 to more accurately display the Trust’s capital financial position on a tax-basis in accordance with U.S. GAAP. These re-classifications had no impact on net asset value.

The CI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the CI Subsidiary Trust, all of the CI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates.

The components of income taxes included in the consolidated Statement of Operations for the year ended December 31, 2012 were as follows:

Income tax expense (benefit)
D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2012, the Trust had a net realized taxable long-term capital gain balance of $5,668,515 which the Trustees voted to retain and pay the Federal capital gain tax thereon. The Trust has incurred income tax expense of $1,983,980 and $366,307 respectively, on the Statement of Operations related to the 2012 and 2011 retained realized long-term capital gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The CI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Current:
Federal	$252,096
State	60,132
Total current	312,228
Deferred:
Federal	(78,621)
State	(13,074)
Total deferred	(91,695)
Total income tax expense from continuing operations	$220,533

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2012 were as follows:

Deferred tax liabilities:
Unrealized gain on investments	902,040
Total deferred tax liabilities	902,040
Net deferred tax liability	$(902,040)

Beginning with the 2009 annual financial statements, the Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant

Babson Capital Corporate Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2012.

A reconciliation of the differences between the CI Subsidiary Trust’s income tax expense and the amount computed by applying the prevailing U.S. federal tax rate to pretax income for the year ended December 31, 2012 is as follows:

3.   Investment Services Contract

A. Services:

Under an Investment Services Contract (the “Contract”) with the Trust, Babson Capital agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee of 0.3125% of the net asset value of the Trust as of the last business day of each fiscal quarter, which is approximately equal to 1.25% annually. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

4.   Senior Secured Indebtedness

MassMutual holds the Trust’s $30,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on November 15, 2007. The Note is due November 15, 2017 and accrues interest at 5.28% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2012, the Trust incurred total interest expense on the Note of $1,584,295.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

Management estimates that the fair value of the Note was $31,787,395 as of December 31, 2012.

		Amount	Percentage
Provision for income taxes at the U.S. federal rate		$299,135	35.00%
State tax, net of federal effect		30,555	3.58%
Change in valuation allowance		(41,968)	(4.91%)
Other		(67,189)	(7.86%)
Income tax expense		$220,533	25.80%
Each of the Trust’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E.  Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

The components of capital shown in the following table represent the Trust’s undistributed net investment income, undistributed net capital gain, losses the Trust may be able to offset against gains in future taxable years, as well as unrealized appreciation (depreciation) on securities and other Fund investments, if any, at December 31, 2012, each of which determined on a U.S. federal tax basis:

Undistributed (Overdistributed) Net Investment Income	Undistributed Net Capital Gain	Accumulated Loss Carryforward	Net Unrealized Appreciation (Depreciation) on Securities and Other Investments

$2,695,731	$5,643,258	$0	$(6,406,151)

The tax character of distributions declared during the years ended December 31, 2012 and 2011 was as follows:

Distributions paid from:		2012	2011
Ordinary Income		$24,945,136	$25,674,962
Long-term Capital Gains		$-	$-

2012 Annual Report

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

5.	Purchases and Sales of Investments			7.	Aggregate Remuneration Paid to Officers, Trustees and
		For the year ended 12/31/2012			Their Affiliated Persons
		Cost of Investments Acquired	Proceeds from Sales or Maturities
For the year ended December 31, 2012, the Trust paid its Trustees aggregate remuneration of $443,100. During the year, the Trust did not pay any compensation to any of its Trustees who are “interested persons” (as defined by the 1940 Act) of the Trust. The Trust classifies Messrs. Noreen and Joyal as “interested persons” of the Trust.

	Corporate restricted securities	$78,296,973	$83,339,603
	Corporate public securities	14,235,385	13,625,118
All of the Trust’s officers are employees of Babson Capital. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Babson Capital (except for the Chief Compliance Officer of the Trust unless assumed by Babson Capital). For the year ended December 31, 2012, Babson Capital paid the compensation of the Chief Compliance Officer of the Trust.

Mr. Noreen, one of the Trust’s Trustees, is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Babson Capital.

The Trust did not make any payments to Babson Capital for the year ended December 31, 2012, other than amounts payable to Babson Capital pursuant to the Contract.

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of December 31, 2012. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of December 31, 2012 is $10,771,512 and consists of $28,119,206 appreciation and $38,890,418 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax accrual of $902,040 on net unrealized gains on the CI Subsidiary Trust.

6.	Quarterly Results of Investment Operations (Unaudited)

		March 31, 2012		8.	Certifications
		Amount	Per Share

As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that he was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the Securities and Exchange Commission on Forms N-CSR and N-Q, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

	Investment income	$7,748,371
	Net investment income	6,069,502	$0.32
	Net realized and unrealized
	gain on investments (net of taxes)	(1,257,635)	(0.07)

		June 30, 2012
		Amount	Per Share
	Investment income	$7,311,856
	Net investment income	5,897,527	$0.31	9.	Subsequent Events
	Net realized and unrealized

The Trust has evaluated the possibility of subsequent events existing in this report through February 27, 2013. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date.

	gain on investments (net of taxes)	2,354,096	0.12

		September 30, 2012
		Amount	Per Share
	Investment income	7,309,268
	Net investment income	5,857,764	0.31
	Net realized and unrealized
	gain on investments (net of taxes)	7,324,794	0.38

		December 31, 2012
		Amount	Per Share
	Investment income	8,153,903
	Net investment income	6,685,324	0.35
	Net realized and unrealized
	gain on investments (net of taxes)	4,772,091	0.25

Babson Capital Corporate Investors

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

The Shareholders and Board of Trustees of Babson Capital Corporate Investors

We have audited the accompanying consolidated statement of assets and liabilities of Babson Capital Corporate Investors (the “Trust”), including the consolidated schedule of investments, as of December 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended. These consolidated selected financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated selected financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated selected financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated selected financial highlights referred to above present fairly, in all material respects, the financial position of Babson Capital Corporate Investors as of December 31, 2012, the results of their consolidated operations and cash flows for the year then ended, the consolidated changes in its net assets for each of the years in the two-year period then ended, and the consolidated selected financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 27, 2013

2012 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Clifford M. Noreen* (55) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Chairman	Term expires 2015; Trustee since 2009	President of Babson Capital(since 2008), Vice Chairman (2007-2008), Member of the Board of Managers (since 2006), Managing Director (since 2000), Babson Capital; President (2005-2009), Vice President (1993-2005) of the Trust.	2
Chairman and Trust (since 2009), President (2005-2009), Vice President (1993-2009), Babson Capital Participation Investors; President (since 2009), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company); Senior Vice President (1996-2008), MMHC Investment LLC (passive investor); Managing Director (2006-2009), MassMutual Capital Partners LLC (investment company); Director (since 2008), Jefferies Finance LLC (a finance company); Chairman and Chief Executive Officer (since 2009), Manager (since 2007), MMC Equipment Finance LLC; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; and Member of Investment Committee (since 1999), Diocese of Springfield.

*
Mr. Noreen is classified as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended) because of his position as an Officer of the Trust and President of Babson Capital.

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Robert E. Joyal* (68) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2003	Retired (since 2003); President (2001-2003), Babson Capital; and President (1993 - 2003) of the Trust.	97
Trustee (since 2003), President (1993-2003, Babson Capital Participation Investors; Director (since 2006), Jefferies Group, Inc. (financial services); Director (2003-2010), Alabama Aircraft Industries, Inc. (aircraft maintenance and overhaul); Director (2007-2011), Scottish Re Group Ltd. (global life reinsurance specialist); Director (2005-2006), York Enhanced Strategy Fund (closed-end fund); Trustee (since 2003), MassMutual Select Funds (an open- end investment company advised by MassMutual); Trustee (since 2003), MML Series Investment Fund (an open-end investment company advised by MassMutual); Trustee (since 2012), MassMutual Series Investment Fund II (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); and Director (since 2012), Ormat Technologies, Inc. (a geothermal energy company).

*
Mr. Joyal retired as President of Babson Capital in June 2003. In addition and as noted above, Mr. Joyal is a director of Jefferies Group, Inc., which has a wholly- owned broker-dealer subsidiary that may execute portfolio transactions and/or engage in principal transactions with the Trust, other investment companies advised by Babson Capital or any other advisory accounts over which Babson Capital has brokerage placement discretion. Accordingly, the Trust has determined to classify Mr. Joyal as an “interested person” of the Trust and Babson Capital (as defined by the Investment Company Act of 1940, as amended).

 2012 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

William J. Barrett (73) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 2006	President (since 2010), WJ Barrett Associates, Inc.; Barrett-Gardner Associates, Inc. (private merchant bank).	2
Trustee (since 2006), Babson Capital Participation Investors; Director (since 1979), TGC Industries, Inc. (geophysical services); Director and Secretary (since 2001 and from 1996-1997), Chase Packaging Corporation (agricultural services); Chairman and Director (since 2000), Rumson-Fair Haven Bank and Trust Company (commercial bank and trust company); and Director (since 1983), Executive Vice President. Secretary and Assistant Treasurer (since 2004), Supreme Industries, Inc. (specialized truck and body manufacturer).

Donald E. Benson* (82) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2013; Trustee since 1986 for MCI and since 1988 for MPV	Executive Vice President and Director (since 1992), Marquette Financial Companies (financial services); and Partner (since 1996), Benson Family Limited Partnership No. 1 and Benson Family Limited Partnership No. 2 (investment partnerships).	2
Trustee (since 1986), Babson Capital Participation Investors; Director (1997-2008), MAIR Holdings, Inc. (commuter airline holding company); and Director (since 1997), First California Financial Group, Inc. (bank holding company).

Michael H. Brown (56) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2005	Private Investor; and Managing Director (1994-2005), Morgan Stanley.	2
Trustee (since 2005), Babson Capital Participation Investors; Independent Director (since 2006), Invicta Holdings LLC and its subsidiaries (a derivative trading company owned indirectly by MassMutual).

*	Due to the Trust’s mandatory retirement policy, Mr. Benson’s term will expire on April 19, 2013.

Babson Capital Corporate Investors

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Donald Glickman*^ (79) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2013; Trustee since 1992	Chairman (since 1992), Donald Glickman and Company, Inc. (private investments); and Partner (since 1992), J.F. Lehman & Co. (private investments).	2
Trustee (since 1992), Babson Capital Participation Investors; Director (since 1984), Monro Muffler and Brake, Inc. (automobile repair service); and Lead Director (1998-2009), MSC Software Corp. (simulation software).

Edward P. Grace III (62) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); Managing Director (since 1998), Grace Ventures Partners LP (venture capital fund); Senior Advisor (since 2011), Angelo Gordon & Co. (investment adviser).	2
Trustee (since 2012), Babson Capital Participation Investors; Director (since 2010), Larkburger, Inc. (restaurant chain); Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 2011), Firebirds Wood Fired Holding Corporation (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2004-2012), Not Your Average Joe’s, Inc. (restaurant chain); Director (2008-2010), Logan’s Roadhouse, Inc. (restaurant); Director (2007-2009), Claim Jumper Restaurants (restaurant chain); Director (1996-2008), RARE Hospitality International, Inc. (restaurant chain); Director (2006-2008), Quintess/Dream Catchers Retreats; Director (2004-2009), The Gemesis Corporation (cultivator of cultured diamonds); Trustee (1999-2008), Bryant University; Trustee (1977-2010), Johnson & Wales University.

*
MassMutual  and its affiliates are limited partners in three private investment funds in which affiliates of J.F. Lehman & Co. serve as the general partner and adviser and as such hold a carried interest. During the past two fiscal years, MassMutual  and its affiliates have paid approximately $339,812 in management  fees to these J.F. Lehman affiliates attributable  to the investments in the limited partnerships.

^	Due to the Trust’s mandatory retirement policy, Mr. Glickman’s term will expire on April 19, 2013.

 2012 Annual Report

INTERESTED TRUSTEES

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Martin T. Hart* (77) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2015; Trustee since 1991	Private Investor; and President and Director (since 1983), H Investment Company LLC(family partnership).	2
Trustee (since 1991), Babson Capital Participation Investors; Director (since 2004), Texas Roadhouse, Inc. (operates restaurant chain); and Director (since 1999), ValueClick, Inc. (internet advertising company).

Susan B. Sweeney (60) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee / Nominee	Term expires 2013; Trustee since 2012	Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Company of America; Senior Managing Director (2008-2010), Ironwood Capital.	93
Trustee (since 2012), Babson Capital Participation Investors; Trustee (since 2009), MassMutual Select Funds (an open-ended investment company advised by MassMutual); Trustee (since 2009), MML Series Investment Fund (an open-ended investment company advised by MassMutual); Trustee (since 2012), MassMutual Premier Funds (an open-ended investment company advised by MassMutual); Trustee (since 2012), MML Series Investment Fund II (an open-ended investment company advised by MassMutual.

Maleyne M. Syracuse (56) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Trustee	Term expires 2014; Trustee since 2007	Private Investor; Managing Director (2000- 2007), JP Morgan Securities, Inc.(investments and banking); Managing Director (1981-2000), Deutsche Bank Securities.	2	Trustee (since 2007), Babson Capital Participation Investors.

*	Due to the Trust’s mandatory retirement policy, Mr. Hart resigned as Trustee of the Trust on December 14, 2012.

Babson Capital Corporate Investors

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years

Michael L. Klofas (52) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	President	Since 2009
Vice President (1998-2009), of the Trust; President (since 2009), Vice President (1998-2009), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; and President (since 2009), Vice President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher A. DeFrancis (46) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Secretary	Since 2010
Associate Secretary (2008-2010), of the Trust; Vice President and Secretary (since 2010), Associate Secretary (2008-2010), Babson Capital Participation Investors; Chief Compliance Officer (since 2011), Co-General Counsel, Secretary, and Managing Director (since 2010), Senior Counsel, Assistant Secretary and Managing Director (2010), Assistant Secretary and Counsel (2008-2009), Babson Capital; Counsel (2001-2009), Massachusetts Mutual Life Insurance Company; Vice President and Secretary (since 2010), Assistant Secretary (2009-2010), CI Subsidiary Trust and PI Subsidiary Trust.

James M. Roy (50) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President and Chief Financial Officer	Since 2005
Treasurer (2003-2005), Associate Treasurer (1999-2003) of the Trust; Vice President and Chief Financial Officer (since 2005), Treasurer (2003-2005), Associate Treasurer (1999-2003), Babson Capital Participation Investors; Managing Director (since 2005), Director (2000-2005), Babson Capital; and Trustee (since 2005), Treasurer (since 2005), Controller (2003-2005), CI Subsidiary Trust and PI Subsidiary Trust.

John T. Davitt, Jr. (45) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Comptroller	Since 2001	Comptroller (since 2001), Babson Capital Participation Investors; Director (since 2000), Babson Capital; and Controller (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.
Melissa M. LaGrant (39) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Chief Compliance Officer	Since 2006
Chief Compliance Officer (since 2006), Babson Capital Participation Investors; Chief Compliance Officer (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2005), Babson Capital; Vice President and Senior Compliance Trading Manager (2003-2005), Loomis, Sayles & Company, L.P.; and Assistant Vice President-Business Risk Management Group (2002-2003), Assistant Vice President-Investment Compliance (2001-2002), Zurich Scudder Investments/Deutsche Asset Management.

Daniel J. Florence (40) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Treasurer	Since 2008	Associate Treasurer (2006-2008) of the Trust; Treasurer (since 2008), Associate Treasurer (2006-2008), Babson Capital Participation Investors; and Associate Director (since 2008), Analyst (2000-2008), Babson Capital.

*
Officers hold their position with the Trust until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of the Trust. The officers were last elected on July 18, 2012.

 2012 Annual Report

OFFICERS OF THE TRUST

Name (Age), Address	Position With The Trust	Office Team / Length of Time Served	Principal Occupations During Past 5 Years

Sean Feeley (45) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2011
Vice President (since 2011), Babson Capital Participation Investors; Vice President (since 2012), Babson Capital Global Short Duration High Yield Fund; Managing Director (since 2003), Babson Capital; and Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust.

Michael P. Hermsen (52) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1998
Vice President (since 1998), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust; Director (since 2009), Babson Capital Asia Limited; and Director (since 2009), Babson Capital Australia Holding Company Pty. Ltd. and Babson Capital Australia Pty. Ltd.

Mary Wilson Kibbe (59) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 1992	Vice President (since 1992), Babson Capital Participation Investors; Head of Fixed Income Team (since 2000), Managing Director (since 2000), Babson Capital.
Richard E. Spencer, II (50) Babson Capital Corporate Investors 1500 Main Street P.O. Box 15189 Springfield, MA 01115-5189	Vice President	Since 2002	Vice President (since 2002), Babson Capital Participation Investors; Managing Director (since 2000), Babson Capital; and Vice President (since 2005), CI Subsidiary Trust and PI Subsidiary Trust.

*
Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of Trustees of each Trust. The officers were last elected on July 18, 2012.

Babson Capital Corporate Investors

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2012 Annual Report

Members of the Board of Trustrees	DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

William J. Barrett President, W J Barrett Associates, Inc.
Babson Capital Corporate Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to DST Systems, Inc., the Transfer Agent.

Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Corporate Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Officers

Donald E. Benson* Executive Vice President and Director, Marquette Financial Companies

Michael H. Brown* Private Investor

Donald Glickman Chairman, Donald Glickman & Company, Inc.

Edward P. Grace President Phelps Grace International, Inc.	Clifford M. Noreen Chairman	Michael L. Klofas President	James M. Roy Vice President & Chief Financial Officer	Christopher A. DeFrancis Vice President & Secretary
	Sean Feeley	Michael P. Hermsen	Richard E. Spencer, II	Daniel J. Florence
	Vice President	Vice President	Vice President	Treasurer
	John T. Davitt, Jr.	Melissa M. LaGrant
	Comptroller	Chief Complaince Officer
Martin T. Hart Private Investor

Robert E. Joyal Retired President, Babson Capital Management LLC

Clifford M. Noreen President, Babson Capital Management LLC

Susan B. Sweeney Senior Vice President and Chief Investment Officer Selective Insurance Company of America

Maleyne M. Syracuse* Private Investor
*Member of the Audit Committe

Babson Capital
CORPORATE INVESTORS
2012 Annual Report

CI5869

ITEM 2. CODE OF ETHICS.

The Registrant adopted a Code of Ethics for Senior Financial Officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.babsoncapital.com/mci. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Mr. Donald E. Benson, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Mr. Benson is "independent" for purposes of this Item 3 as required by applicable regulation.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed to the Registrant
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Audit Fees	$61,500	$61,500
Audit-Related Fees	0	0
Tax Fees	44,100	32,235
All Other Fees	0	0
Total Fees	$105,600	$93,735

Non-Audit Fees Billed to Babson Capital and MassMutual
	KPMG LLP	KPMG LLP
	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
Audit-Related Fees	$685,475	$928,575
Tax Fees	93,100	9,000
All Other Fees	0	0
Total Fees	$778,575	$937,575

The category "Audit-Related Fees" reflects fees billed by KPMG for various non-audit and non-tax services rendered to the Registrant, Babson Capital Management LLC ("Babson Capital"), and Massachusetts Mutual Life Insurance Company ("MassMutual"), such as SAS 70 review, IFRS consulting and agreed upon procedures reports. Preparation of Federal, state and local income tax returns and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG for consulting rendered to Babson Capital and MassMutual. The Sarbanes-Oxley Act of 2002 and its implementing regulations allows the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's independent accountants. During 2012, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG for 2011 and 2012 for the Registrant and for the non-audit services provided to Babson Capital, and Babson Capital's parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2011 fees billed represent final 2011 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2012 Annual Form N-CSR and includes, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2012 Annual Form N-CSR, but are now properly included in the 2011 fees billed to the Registrant, Babson Capital and MassMutual.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.babsoncapital.com/mci; and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Donald E. Benson, Michael H. Brown and Maleyne M. Syracuse.

ITEM 6. SCHEDULE OF INVESTMENTS

A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Summary of Babson Capital’s Proxy Voting Policy:

Babson Capital views the voting of proxies as an integral part of its investment management responsibility and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner it believes is most likely to enhance the economic value of the underlying securities held in client accounts).  To implement this general principle, Babson Capital engages a proxy service provider (the “Service Provider”) that is responsible for processing and maintaining records of proxy votes.  In addition, the Service Provider will retain the services of an independent third party research provider (the “Research Provider”) to provide research and recommendations on proxies.  Babson Capital’s Proxy Voting Policy is generally to vote proxies in accordance with the recommendations of the Research Provider.  In circumstances where the Research Provider has not provided recommendations with respect to a proxy, Babson Capital will vote in accordance with the Research Provider’s proxy voting guidelines (the “Guidelines”).  In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.

Babson Capital recognizes that there may be times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines.  Babson Capital can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate.  The procedures set forth in the Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (a “Material Conflict”).  For purposes of the Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Babson Capital or a Babson Capital associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.

Summary of Babson Capital’s Proxy Voting Procedures:

Babson Capital will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Babson Capital is unable or determines not to vote a proxy in accordance with the Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines.  In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Administrator will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Administrator.  If a Material Conflict is identified by a Proxy Analysis or the Proxy Administrator, the proxy will be submitted to the Trading Practices Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.

No associate, officer, director or board of managers/directors of Babson Capital or its affiliates (other than those assigned such responsibilities under the Proxy Voting Policy) can influence how Babson Capital votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Trading Practices Committee member and has disclosed any known Material Conflict.  Pre-vote communications are prohibited.  In the event that pre-vote communications occur, it should be reported to the Trading Practices Committee or Babson Capital’s Chief Compliance Officer or General Counsel prior to voting.  Any questions or concerns regarding proxy-solicitor arrangements should be addressed to Babson Capital’s Chief Compliance Officer and/or General Counsel.

Investment management agreements generally delegate the authority to vote proxies to Babson Capital in accordance with Babson Capital’s Proxy Voting Policy.  In the event an investment management agreement is silent on proxy voting, Babson Capital should obtain written instructions from the client as to their voting preference.  However, when the client does not provide written instructions as to their voting preferences, Babson Capital will assume proxy voting responsibilities.  In the event that a client makes a written request regarding voting, Babson Capital will vote as instructed.

Obtaining a Copy of the Proxy Voting Policy:

Clients may obtain a copy of Babson Capital’s Proxy Voting Policy and information about how Babson Capital voted proxies related to their securities, free of charge, by contacting the Chief Compliance Officer, Babson Capital Management LLC, 1500 Main Street, Suite 2800, P.O. Box 15189, Springfield, MA 01115-5189, or calling toll-free, 1-877-766-0014.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Michael L. Klofas serves as the President of the Registrant (since 2009) and as one of its Portfolio Managers. Mr. Klofas began his service to the Registrant in 1998 as a Vice President. With over 25 years of industry experience, Mr. Klofas is a Managing Director of the Mezzanine and Private Equity Group of Babson Capital Management LLC ("Babson Capital"). Mr. Klofas joined MassMutual in 1988. Prior to joining MassMutual, he spent two years at a small venture capital firm and two years at a national public accounting firm. At MassMutual and then Babson Capital, Mr. Klofas has analyzed and invested in traditional private placements and high yield public bonds. He also spent four years leading Babson Capital's workout and restructuring activities. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. Mr. Klofas holds a B.A. from Brandeis University and an M.B.A. from Babson College as well as a Certified Public Accountant designation. Mr. Klofas also presently serves as President of MassMutual Participation Investors, another closed-end management investment company advised by Babson Capital.

PORTFOLIO MANAGEMENT TEAM. Mr. Klofas has primary responsibility for overseeing the investment of the Registrant's portfolio, with the day-to-day investment management responsibility of the Registrant's portfolio being shared with the following Babson Capital investment professionals (together with the Portfolio Manager, the "Portfolio Team").

Michael P. Hermsen is a Vice President of the Registrant and a Managing Director of Babson Capital who oversees the Global Private Finance Group and manages Babson Capital's Mezzanine Investment and Private Equity Investments Team, which is responsible for finding, analyzing, negotiating and servicing mezzanine private placement securities for the Registrant.

Mr. Hermsen joined MassMutual in 1990 and has been an officer of the Registrant since 1998. Previously, he worked at Teachers Insurance and Annuity Association where he was a generalist private placement analyst. At MassMutual and then Babson Capital, Mr. Hermsen has analyzed and invested in traditional private placements, high yield public and private bonds, and leveraged bank loans. He has also been responsible for managing a small portfolio of distressed investments. Since 1993, he has focused on originating, analyzing, structuring and documenting mezzanine and private equity investments. He holds a B.A. from Bowdoin College and an M.B.A. from Columbia University.

Mr. Spencer is a Vice President of the Registrant and a Managing Director of Babson Capital who also manages Babson Capital's Finance and Portfolio Analytics Group. Mr. Spencer joined MassMutual in 1989 after three years as a corporate loan analyst at a major New England bank. He has been an officer of the Registrant since 2002. At MassMutual and then Babson Capital, Mr. Spencer has analyzed and invested in traditional private placements, high yield public and private bonds, leveraged bank loans, mezzanine debt and private equity. From 1993 to 1999, he was the lead restructuring professional at Babson Capital. Since 1999, Mr. Spencer has been focused on the origination, analysis, structuring and documentation of mezzanine and private equity investments. He holds a B.A. from Bucknell University and an M.B.A. from the State University of New York at Buffalo.

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. Mr. Feeley is a Managing Director of Babson Capital and head of the High Yield Research Team with over 22 years of industry experience in high yield bonds and loans in various investment strategies. Prior to joining Babson Capital in 2003, he was a Vice President at Cigna Investment Management in project finance and a Vice President at Credit Suisse in leveraged loan finance. Mr. Feeley holds a B.S. from Canisius College and an M.B.A. from Cornell University. Mr. Feeley is a Certified Public Accountant and a Chartered Financial Analyst.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Babson Capital advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

			NUMBER OF
			ACCOUNTS	APPROXIMATE
		TOTAL	WITH	ASSET SIZE OF
		NUMBER	APPROXIMATE	PERFORMANCE-	PERFORMANCE-
PORTFOLIO	ACCOUNT	OF	TOTAL ASSET	BASED	BASED ADVISORY
TEAM	CATEGORY	ACCOUNTS	SIZE (A)	ADVISORY FEE	FEE ACCOUNTS (A)

	Registered	1	$127.9 million	0	N/A
Clifford M.	Investment
Noreen (B)	Companies

	Other Pooled	6	$123.9 million	6	$123.9 million
	Investment
	Vehicles

	Other	0	N/A	0	N/A
	Accounts

	Registered	4	$984.6 million	0	N/A
Sean	Investment
Feeley	Companies

	Other Pooled	3	$1.9 billion	3	$1.9 billion
	Investment
	Vehicles

	Other	2	$127.9 million	2	$127.9 million
	Accounts (C)

	Registered	1	$127.9 million	0	N/A
Michael P.	Investment
Hermsen (D)	Companies

	Other Pooled	6	$1.4 billion	6	$1.4 billion
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$127.9 million	0	N/A
Michael L.	Investment
Klofas	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

	Registered	1	$127.9 million	0	N/A
Richard E.	Investment
Spencer, II	Companies

	Other Pooled	0	N/A	0	N/A
	Investment
	Vehicles (E)

	Other	0	N/A	0	N/A
	Accounts

(A)	Account asset size has been calculated as of December 31, 2012.

(B)
Mr. Noreen, as head of Babson Capital’s Fixed Income Group, has overall responsibility for all investment grade publicly traded assets, including corporate debt securities, as well as structured credit products managed by Babson Capital.  Except for the accounts noted in the table above, Mr. Noreen is not primarily responsible for the day-to-day management of the other accounts managed by Babson Capital’s Fixed Income Group.

(C)
Mr. Feeley manages the high yield sector of the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however, these assets are not represented in the table above.

(D)	Mr. Hermsen, as head of Babson Capital’s Global Private Finance Group, has overall responsible for private bonds, mezzanine and private equity investments.

(E)
Messrs. Hermsen, Klofas and Spencer manage private placement mezzanine debt securities for the general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company; however these assets are not represented in the table above.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team, have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Babson Capital and/or an affiliate has an investment in one or more of such accounts. Babson Capital has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable designed to address such conflicts.

Transactions with Affiliates: Babson Capital or its affiliates, including MassMutual and its affiliates, may from time to time, acting as principal, buy securities or other investments for itself from or sell securities or other investments it owns to its advisory clients. Likewise, Babson Capital may either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Babson Capital has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it may have an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: Babson Capital may effect cross-trades on behalf of its advisory clients whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Babson Capital may also effect cross-transactions involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Babson Capital is entitled to earn a performance or incentive fee. As a result, Babson Capital has a conflict of interest in connection with the cross-transaction since it may have an incentive to favor the advisory client or fund in which it or its affiliate has an ownership interest and/or is entitled to a performance or incentive fee. To address these conflicts of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such cross-transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of each of its advisory clients, including its ability to obtain best execution for each advisory client in connection with the cross-trade transaction, and is in compliance with applicable legal and regulatory requirements. Babson Capital will not receive a commission or any other remuneration (other than its advisory fee) for effecting cross-transactions between advisory clients.

Loan Origination Transactions: While Babson Capital or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) may act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans may be purchased by Babson Capital advisory clients during or after the original syndication. Babson Capital advisory clients may purchase such loans directly from Babson Capital or its affiliates (or an unaffiliated entity in which Babson Capital or its affiliates has an ownership interest) or from other members of the lending syndicate. Babson Capital or its affiliates may directly or indirectly receive underwriting, origination, or agent fees in connection with such loan originations. As a result, Babson Capital has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address this conflict of interest, Babson Capital has adopted a Transactions with Affiliates Policy, which ensures any such transaction is consistent with Babson Capital’s fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

MML Investors Services, LLC (“MMLISI”), an indirect wholly-owned subsidiary of MassMutual, is an SEC-registered broker-dealer that may act as an introducing broker for the purpose of effecting securities transactions for brokerage customers. While a Babson Capital advisory client could request that MMLISI effect securities transactions for it that would result in commissions to MMLISI, currently no Babson Capital advisory client directs Babson Capital to effect securities transactions for its account through MMLISI.

Investments by Advisory Clients: Babson Capital may invest client assets in securities or other investments that are also held by (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates. Babson Capital may also, on behalf of its advisory clients, invest in the same or different securities or instruments of issuers in which (i) Babson Capital or its affiliates, including MassMutual, (ii) other Babson Capital advisory accounts, (iii) funds or accounts in which Babson Capital, its affiliates, or their respective employees have an ownership or economic interest or (iv) employees of Babson Capital or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Babson Capital has a conflict of interest in connection with any such transaction since investments by its advisory clients may directly or indirectly benefit Babson Capital and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Babson Capital on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.

Babson Capital or its affiliates may also recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Babson Capital or an affiliate, (ii) in which Babson Capital, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Babson Capital or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Babson Capital has a conflict of interest in connection with any such recommendation since it may have an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Babson Capital or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Babson Capital advised fund or other investment company will be consistent with Babson Capital’s fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. Babson Capital may, in certain limited circumstances, offer to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Babson Capital may permit certain of its portfolio managers and other employees to invest in private investment funds advised by Babson Capital or its affiliates and/or share in the performance or incentive fees received by Babson Capital from such funds. If the portfolio manager or other employee was responsible for both the portfolio management of the private fund and other Babson Capital advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person may have an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance or incentive fees received from such fund. To address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory account. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Management of Multiple Accounts: As noted above, Babson Capital’s portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Babson Capital and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exist whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent a portfolio manager is responsible for managing a proprietary account for Babson Capital or its affiliates or where the portfolio manager, Babson Capital and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance or incentive fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity may be suitable for more than one account managed by Babson Capital, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Babson Capital or its affiliates a performance-based fee or the portfolio manager, Babson Capital or an affiliate has an ownership or other economic interest in the account. As noted above, Babson Capital also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts co-invest jointly and concurrently with Babson Capital’s other advisory clients and therefore share in the allocation of such investment opportunities. To address these conflicts of interest associated with the allocation of trading and investment opportunities, Babson Capital has adopted an Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address these conflicts of interest, Babson Capital has adopted a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy which requires, among others things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular advisory account as a result of the ownership or economic interests of Babson Capital, its affiliates or employees, in such advisory accounts. Any investment by a Babson Capital employee in one of its private funds is also governed by Babson Capital’s Employee Co-Investment Policy, which ensures that any co-investment by a Babson Capital employee is consistent with Babson Capital’s Code of Ethics.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest may also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker selection. Babson Capital and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could, or cause a favored account to, “front run” an account’s trade or sell short a security for an account immediately prior to another accounts sale of that security. To address these conflicts, Babson Capital has adopted policies and procedures, including a Short Sales Policy, which ensures that the use of short sales by Babson Capital is consistent with Babson Capital’s fiduciary obligations to its clients, a Side by Side Management of Private Investment Funds and Other Advisory Accounts Policy, which requires, among other things, that Babson Capital treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Babson Capital from favoring any particular account as a result of the ownership or economic interest of Babson Capital, its affiliates or employees and a Code of Ethics.

Trade Errors: Potential material conflicts of interest may also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Babson Capital from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Babson Capital purchasing securities not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Babson Capital purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Babson Capital purchasing or selling securities for, or allocating securities to, the wrong client account. When correcting these errors, conflicts of interest between Babson Capital and its advisory accounts may arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address these conflicts, Babson Capital has adopted an Errors Policy governing the resolution of trading errors, and will follow the Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Babson Capital’s interest.

Best Execution; Directed Brokerage: With respect to securities transactions for most of the accounts it manages, Babson Capital determines which broker to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Babson Capital manages certain accounts, however, for clients who limit its discretion with respect to the selection of brokers or direct it to execute such client’s transaction through a particular broker. In these cases, trades for such an account in a particular security may be placed separately from, rather than aggregated with, those in the same security for other accounts. Placing separate transaction orders for a security may temporarily affect the market price of the security or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. In order to address these conflicts, Babson Capital has adopted a Best Execution Policy, which establishes the necessary controls to satisfy its obligations regarding best execution and ensures it places advisory client trades in such a manner that the advisory client’s total costs or proceeds are the most favorable under the circumstances, and a Directed Brokerage Policy, which ensures all directed brokerage instructions are executed in accordance with written client instructions and applicable legal requirements.

Babson Capital and its portfolio managers or employees may have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. The current Babson Capital compensation and incentive program for investment professionals is designed to attract, motivate and retain high-performing individuals.

To help Babson Capital make informed decisions, Babson Capital participates in annual compensation surveys of investment management firms using McLagan | Aon Hewitt, in addition to other industry specific resources. The firms selected for periodic peer-group comparisons typically have similar asset size or business mix. Annually, a review is conducted of total compensation versus market, to ensure that individual pay is competitive with the defined overall market.

The compensation package for the members of the Portfolio Team is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven annual bonus is based on the overall performance of Babson Capital as well as the performance of the accounts managed by the members of the Portfolio Team relative to appropriate benchmarks, including with respect to the Registrant, to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Registrant, like other accounts Portfolio Team members manage, are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, employee individual performance in relation to pre-determined goals, and the assets under management. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson Capital.

Long-Term incentives are designed to share with participants the longer-term value created in Babson Capital. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide a portfolio manager with the economic equivalent of a "shareholder" interest in Babson Capital by linking the value of the award to a formula which is meant to represent the value of the business), and/or, in the case of a portfolio manager who manages a private investment fund with a performance fee, a deferred cash award or a direct profit sharing interest that results in the portfolio manager receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because the Portfolio Team members are generally responsible for multiple accounts (including the Registrant), they are compensated on the overall performance of the accounts that they manage, rather than a specific account, except for the portion of compensation relating to any performance fee award.

BENEFICIAL OWNERSHIP. As of December 31, 2012, members of the Portfolio Team beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Team:	Dollar Range of Beneficially Owned* Equity Securities of the Registrant:
Clifford M. Noreen	Over $1,000,000
Sean Feeley	None
Michael P. Hermsen	$100,001-$500,000
Michael L. Klofas	$100,001-$500,000
Richard E. Spencer II	$10,001-$50,000

*
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Babson Capital's non-qualified deferred compensation plan for certain officers of Babson Capital (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participation in the Plan has an actual ownership interest in the Registrant's shares.)

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the Registrant's second fiscal half year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 30a-2(b) UNDER THE ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Corporate Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 11, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	March 11, 2013

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	March 11, 2013